                                                                  CONFORMED COPY



                                    AMENDED AND RESTATED COMPETITIVE ADVANCE AND
                           REVOLVING CREDIT FACILITY AGREEMENT (the "Agreement") dated as of January 15, 1997, among MBNA AMERICA BANK, N.A., a national banking association (the "Borrower"), the lenders listed in Schedule 2.01 (the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").


                  The Borrower has requested the Lenders to extend credit to the Borrower in order to enable it to borrow on a revolving credit basis on and after the date hereof and at any time and from time to time prior to the Maturity Date (as herein defined) a principal amount not in excess of $2,000,000,000 at any time outstanding. The Borrower has also requested the Lenders to provide a procedure pursuant to which the Borrower may invite the Lenders to bid on an uncommitted basis on short-term borrowings by the Borrower. The proceeds of all such borrowings are to be used for general corporate purposes. The Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions herein set forth.

                  Accordingly, the Borrower, the Lenders and the Agent agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

         "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

         "ABR Loan" shall mean any Revolving Credit Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

         "Administrative Questionnaire" shall mean an Administrative Questionnaire in the form of Exhibit B.
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                                                                               2


         "Affiliate" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "Agent Fees" shall have the meaning assigned to such term in Section 2.06(b).

         "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of
(a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as effective. "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) Statutory Reserves and (b) the Assessment Rate. "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the







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                                                                               3


Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

         "Assessment Rate" shall mean for any date the annual rate (rounded upwards, if necessary, to the next 1/100 of 1%) most recently estimated by The Chase Manhattan Bank as the then current net annual assessment rate that will be employed in determining amounts payable by The Chase Manhattan Bank to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in Dollars at The Chase Manhattan Bank's domestic offices.

         "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee substantially in the form of Exhibit C.

         "Bank Regulatory Authority" shall mean the OCC, the Board, the Federal Deposit Insurance Corporation and all other relevant bank regulatory authorities (including relevant state and foreign bank regulatory authorities).

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

         "Borrowing" shall mean a group of Loans of a single Type made by the Lenders (or, in the case of a Competitive Borrowing, by the Lender or Lenders whose Competitive Bids have been accepted pursuant to Section 2.03) on a single date and as to which a single Interest Period is in effect.

         "Business Day" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City and Newark, Delaware; provided, however, that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

         "Capital Adequacy Regulations" shall mean the capital adequacy regulations of the OCC applicable to national banks set forth in Part 3 of Title 12, Code of Federal Regulations, or any successor minimum capital adequacy regulations of the primary federal Bank Regulatory Authority for the Borrower.

         "Closing Date" shall mean the date hereof.

         "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

         "Commitment" shall mean, with respect to each Lender, the commitment of such Lender hereunder as set forth in Schedule 2.01 as such Lender's Commitment may be permanently terminated or reduced from time to time pursuant to Section
2.11 or changed as a result of an assignment pursuant to Section 9.04(b).

         "Competitive Bid" shall mean an offer by a Lender to make a Competitive Loan pursuant to Section 2.03.

         "Competitive Bid Accept/Reject Letter" shall mean a notification made by the Borrower pursuant to Section 2.03(d) in the form of Exhibit A-4.

         "Competitive Bid Rate" shall mean, as to any Competitive Bid made by a Lender pursuant to Section 2.03, (i) in the case of a Eurodollar Loan, the Margin, and (ii) in the case of a Fixed Rate Loan, the fixed rate of interest, offered by the Lender making such Competitive Bid.

         "Competitive Bid Request" shall mean a request made pursuant to Section
2.03 in the form of Exhibit A-1.

         "Competitive Borrowing" shall mean a Borrowing consisting of a Competitive Loan or concurrent Competitive Loans from the Lender or Lenders whose Competitive Bids for such Borrowing have been accepted by the Borrower under the bidding procedure described in Section 2.03.

         "Competitive Loan" shall mean a Loan from a Lender to the Borrower pursuant to the bidding procedure described in Section 2.03. Each Competitive Loan shall be a Eurodollar Competitive Loan or a Fixed Rate Loan.

         "Consolidated Reports" shall have the meaning assigned to such term in
Section 3.10(a).

         "Consolidated Tangible Net Worth" at any date shall mean the Tangible Net Worth of the Borrower and the

Subsidiaries on such date, determined on a consolidated basis in accordance with RAP.

         "Contingent Obligation" with respect to the Borrower or any Subsidiary shall mean any obligation of the Borrower or such Subsidiary, as applicable, guaranteeing or in effect guaranteeing any Indebtedness ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
(ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business or guarantees by the Borrower of obligations of any Subsidiary. The amount of any Contingent Obligation shall be deemed to equal the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

         "Continuing Directors" shall mean (i) persons who are members of the Board of Directors of the Borrower on the date hereof and (ii) persons who become members of the Board of Directors of the Borrower after the date hereof
(x) whose election or nomination for election was approved by a vote of a majority of the then Continuing Directors and (y) who were not so elected or nominated in connection with, or in contemplation of, any transaction of the type referred to in Section 6.02.

         "Contractual Obligation" with respect to the Borrower or any Subsidiary shall mean any provision of any security issued by the Borrower or such Subsidiary, as applicable, or of any agreement, instrument or undertaking to which the Borrower or such Subsidiary, as applicable, is a party or by which it or any of its property is bound.

         "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, but not including the exercise of investment discretion as an investment advisor or fiduciary, and "Controlling" and "Controlled" shall have meanings correlative thereto.

         "Coverage Date" shall mean (i) in the event the Borrower fails to deliver any financial statements required to be delivered pursuant to Section 5.01(a) or (b) on or before the date specified for such delivery in such Section , each day from such specified delivery date to the date on which all such financial statements are actually delivered and (ii) otherwise, any day if the Loss Ratio in respect of the period of four consecutive fiscal quarters ending on the last day of the most recent fiscal quarter in respect of which financial statements have been delivered pursuant to Section 5.01(a) or (b) equals or exceeds 5.0%.

         "Coverage Ratio" shall mean, on any date, the ratio of (x) the amount of Eligible Receivables of the Borrower and its Subsidiaries as of the close of business on a Business Day not more than five Business Days prior to such date (adjusted for any subsequent Securitizations within the last five Business
Days), as such date is selected by the Borrower to (y) the aggregate principal amount of all Loans outstanding on such date, after giving effect to any Borrowings to be made on such date.

         "Default" shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

         "Dollars" or "$" shall mean lawful money of the United States of America.

         "Eligible Receivables" shall mean, on any date, the credit card and related plan receivables which are owned by the Borrower or any Subsidiary on such date and the Sellers' Retained Interests owned by the Borrower or any Subsidiary on such date, in each case to the extent they are or would be reflected on a consolidated balance sheet of the Borrower prepared in accordance with RAP other than any such receivables or Sellers' Retained Interests which
(i) are in accounts (or in the case of the Sellers' Retained Interests, represent indirect interests in receivables in accounts) that are nonaccruing or that have balances 90 days or more past due, (ii) represent the Financed Portion of receivables subject to a Securitization or (iii) are otherwise subject to any Lien.








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                                                                               7



         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

         "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414 of the Code.

         "Eurocurrency Reserve Requirements" with respect to any Lender shall mean the aggregate of the reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which such Lender is subject and applicable to "Eurocurrency Liabilities", as such term is defined in Regulation D of the Board, or any similar category of assets or liabilities relating to eurocurrency fundings. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities. Eurocurrency Reserve Requirements shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar Loans.

         "Eurodollar Competitive Borrowing" shall mean a Borrowing comprised of Eurodollar Competitive Loans.

         "Eurodollar Competitive Loan" shall mean any Competitive Loan bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

         "Eurodollar Loan" shall mean any Eurodollar Competitive Loan or Eurodollar Revolving Credit Loan.

         "Eurodollar Revolving Credit Borrowing" shall mean a Borrowing comprised of Eurodollar Revolving Credit Loans.

         "Eurodollar Revolving Credit Loan" shall mean any Revolving Credit Loan bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

         "Events of Default" shall have the meaning assigned to such term in
Article VII.

         "Existing Credit Agreement" shall mean the Competitive Advance and Revolving Credit Facility Agreement dated as of February 15, 1995, and amended by the First

Amendment dated as of December 27, 1995, among the Borrower, the lenders named therein and The Chase Manhattan Bank (formerly known as Chemical Bank) as Agent.

                  "Facility Fee" shall have the meaning assigned to such term in
Section 2.06(a).

                  "Facility Fee Percentage" shall mean on any date the applicable percentage set forth below based upon the ratings by S&P and Moody's, respectively, applicable on such date to Index Debt:

CATEGORY 1                                                      Percentage
  Rating
    AA- or higher by S&P
    Aa3 or higher by Moody's                                      0.070%

CATEGORY 2
  Rating

    A+, A or A- by S&P
    A1, A2 or A3 by Moody's                                       0.090%


CATEGORY 3
  Rating

    BBB+ by S&P
    Baa1 by Moody's                                               0.100%


CATEGORY 4
  Rating

    BBB  by S&P
    Baa2 by Moody's                                               0.125%

CATEGORY 5
  Rating

    BBB- by S&P
    Baa3 by Moody's                                               0.150%


CATEGORY 6
  Rating

    BB+ or below by S&P
    Ba1 or below by Moody's                                       0.225%

                  For purposes of the foregoing, (i) if at any time there shall exist no Index Debt or Index Debt is not rated (other than by reason of the circumstances referred to in the last sentence of this definition), then the Lenders acting through the Agent and the Borrower shall negotiate in good faith to determine a substitute basis for determining the applicable Facility Fee Percentage, and during such negotiations the Facility Fee Percentage in effect immediately prior to such time shall continue in effect; (ii) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall fall within different Categories, the Facility Fee Percentage shall be based on the Category containing the higher of such ratings; provided, however, that if the difference between such ratings is greater than one Category, the Facility Fee Percentage shall be based on the Category containing the ratings one Category below the Category containing the higher of such ratings; and (iii) if any rating for Index Debt established or deemed to have been established by S&P or Moody's shall be changed (other than as a result of a change in the rating system of S&P or Moody's), such change shall be effective (A) if the Index Debt is not publicly rated, as of the date of the applicable Ratings Review Letter indicating such change, or (B) if the Index Debt is publicly rated, as of the date on which such change is first announced by the applicable rating agency. Each change in the Facility Fee Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody's shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders, acting through the Agent, shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the nonavailability of ratings from such rating agency, and pending agreement on such amendment, the Facility Fee Percentage most recently determined in accordance with this definition shall continue in effect.

                  "Federal Funds Effective Rate" shall have the meaning assigned to such term in the definition of "Alternate Base Rate" in this Section 1.01.

                  "Fees" shall mean the Facility Fees, the Agent Fees and the Utilization Fee.

                  "Financed Portion" shall mean at any time, with respect to receivables subject to a Securitization, an amount of such receivables equal to the aggregate amount of then outstanding debt or equity instruments or securities (other than any seller's interest retained by the Borrower or a Subsidiary) issued in connection with such Securitization, in each case determined in accordance with RAP.

                  "Financial Officer" of any corporation shall mean the chief financial officer, chief corporate finance officer, principal accounting officer, Treasurer, Assistant Treasurer or Controller of such corporation.

                  "Fixed Rate Borrowing" shall mean a Borrowing comprised of Fixed Rate Loans.

                  "Fixed Rate Loan" shall mean any Competitive Loan bearing interest at a fixed percentage rate per annum (expressed in the form of a decimal to no more than four decimal places) specified by the Lender making such Loan in its Competitive Bid.

                  "Governmental Authority" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

                  "Indebtedness" of any Person at any date shall mean (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (e) indebtedness arising out of Securitizations which do not qualify for sale treatment in accordance with RAP to the extent such Indebtedness would be reflected on a balance sheet of such Person prepared in accordance with RAP, provided that, for purposes hereof, the amount of any such Indebtedness arising out of a Securitization described in this clause (e) shall be deemed to be limited to the maximum amounts of such Indebtedness that can be satisfied, directly or indirectly, by recourse to the assets or credit of such Person (other than assets constituting the Financed Portion, at the time of a default, of the receivables subject to such Securitization), and (f) Contingent Obligations of such Person in respect of Indebtedness of others (other than any undrawn lines of credit or undrawn credit commitments to individual persons); provided that Indebtedness shall not include with respect to any such Person which is a bank, (A) indebtedness in respect of deposits held by such Person,
(B) obligations in respect of federal funds purchased by such Person, (C) indebtedness in respect of agreements in the ordinary course of business to purchase or repurchase securities or loans or (D) contingent liabilities incurred in the ordinary course of banking business (including banker's acceptances, trade acceptances, letters of credit and finance acceptances), and provided further, that each of the foregoing items described in this definition shall be deemed to constitute Indebtedness only to the extent it would be (or in the case of Contingent Obligations, the Indebtedness of the primary obligor would be) required to be reflected as a liability by (and in the amount specified by) RAP and provided further, that Indebtedness shall not include any Securitization which qualifies for treatment as a sale under RAP or any obligations with respect to a Securitization which so qualifies.

                  "Index Debt" shall mean (i) senior, unsecured noncredit-enhanced, long-term debt of the Borrower (whether or not any such debt shall be outstanding) publicly rated by both S&P and Moody's or (ii) if the debt described in clause (i) shall not exist, long-term subordinated debt of the Borrower (whether or not any such debt shall be outstanding) rated by both S&P and Moody's, and the rating applicable to Index Debt shall be one category higher than such rating, or (iii) if the debt described in clauses (i) and (ii) shall not exist, senior, unsecured, noncredit-enhanced, long-term debt of the Borrower (whether or not any such debt shall be outstanding) with respect to which the Borrower has delivered to the Agent a Ratings Review Letter dated not earlier than the most recent Ratings Review Date (or which has been publicly rated by only one of S&P or Moody's and as to which a Ratings Review Letter from the other rating agency has been delivered to the Agent not earlier than such date).

                  "Intangibles" with respect to any Person at any date shall mean the amount of all assets of such Person that would be classified as intangible assets in accordance with RAP.

                  "Interest Payment Date" shall mean, with respect to any Loan, the last day of the Interest Period applicable thereto and, in the case of a Eurodollar Loan with an Interest Period of more than three months' duration or a Fixed Rate Loan with an Interest Period of more than 90 days' duration, each day that would have been an Interest Payment Date for such Loan had successive Interest Periods of three months' duration or 90 days' duration, as the case may be, been applicable to such Loan and, in addition, the date of any refinancing or conversion of such Loan with or to a Loan of a different Type.

                  "Interest Period" shall mean (a) as to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter, as the Borrower may elect, (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing and ending on the next succeeding March 31, June 30, September 30 or December 31, or, if earlier, on the Maturity Date or the date of prepayment of such Borrowing and (c) as to any Fixed Rate Borrowing, the period commencing on the date of such Borrowing and ending on the date specified in the Competitive Bids in which the offers to make the Fixed Rate Loans comprising such Borrowing were extended, which shall not be earlier than seven days after the date of such Borrowing or later than 360 days after the date of such Borrowing; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of Eurodollar Loans only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

                  "LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the arithmetic mean (rounded upwards, if necessary, to the next 1/16 of 1%) of the offered rates for Dollar deposits with a maturity comparable to such Interest Period which appear on the Telerate British Bankers Assoc. Interest Settlement Rates Page (as hereinafter defined) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided, however, that if there shall no longer exist a Telerate British Bankers Assoc. Interest Settlement Rates Page, "LIBO Rate" shall mean an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the rate at which Dollar deposits approximately equal in principal amount to (i) in the case of a Eurodollar Revolving Credit Loan, The Chase Manhattan Bank's portion of such Revolving Credit Borrowing and (ii) in the case of a Eurodollar Competitive Loan, a principal amount that would have been The Chase Manhattan Bank's portion of such Competitive Borrowing had such Competitive Borrowing been a Eurodollar Revolving Credit Loan, and for a maturity comparable to such Interest Period are offered to the principal London office of The Chase Manhattan Bank in immediately available funds in the London interbank market at approximately 11:00 a.m, London time, two Business Days prior to the commencement of such Interest Period. "Telerate British Bankers Assoc. Interest Settlement Rates Page" shall mean the display designated as Page 3750 on Teleratesystem Incorporated (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

                  "Lien" shall mean, with respect to any asset, any mortgage, deed of trust, lien, pledge, assignment or transfer for security, encumbrance, charge or security interest in or on such asset.

                  "Loan" shall mean a Competitive Loan or a Revolving Credit Loan, whether made as a Eurodollar Loan, an ABR Loan or a Fixed Rate Loan, as permitted hereby.

                  "Loan Documents" shall mean (i) this Agreement and the letter agreement referred to in Section 2.06(b) and (ii) any amendment, supplement, modification, consent or waiver of, to or in respect of either of the foregoing.

                  "Loss Ratio" shall mean, in respect of any period of four consecutive fiscal quarters, the ratio of (x) the aggregate net credit losses with respect to Managed Credit Card Receivables during such period to (y) the average aggregate amount of Managed Credit Card Receivables.

                  "Managed Credit Card Receivables" shall mean the aggregate of on-balance sheet credit card receivables of the Borrower and its Subsidiaries and credit card receivables of the Borrower and its Subsidiaries transferred in a Securitization.

                  "Margin" shall mean, as to any Eurodollar Competitive Loan, the margin (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) to be added to or subtracted from the LIBO Rate in order to determine the interest rate applicable to such Loan, as specified in the Competitive Bid relating to such Loan.

                  "Margin Stock" shall have the meaning given such term under Regulation U.

                  "Material Adverse Effect" shall mean a material adverse effect on (i) the business, assets, operations or financial condition of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower to perform its obligations hereunder or (iii) the rights or remedies of the Lenders hereunder.

                  "Maturity Date" shall mean February 15, 2001, as the same may be extended pursuant to Section 2.11.

                  "Moody's" shall mean Moody's Investors Service,

Inc., and its successors.

                  "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "OCC" shall mean the Office of the Comptroller of the Currency of the United States or any successor Federal Bank Regulatory Authority.

                  "Organization Documents" shall mean, for any corporation, the certificate or articles of incorporation, the by-laws, any certificate of designation or instrument relating to the rights of preferred shareholders of such corporation and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

                  "Parent" shall mean MBNA Corporation, a Maryland corporation, of which the Borrower is a wholly owned subsidiary.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

                  "Person" shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership or government, or any agency or political subdivision thereof.

                  "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
Section 412 of the Code that is maintained for current or former employees, or any beneficiary thereof, of the Borrower or any ERISA Affiliate.

                  "RAP" shall mean bank regulatory accounting principles from time to time in effect in the United States required to be employed by banks in the preparation of their consolidated reports of condition and income filed with federal Bank Regulatory Authorities.

                  "Ratings Review Date" shall mean (a) the Closing Date, (b) each anniversary of the Closing Date and (c) any date after the most recent date referred to in (a) or (b) above which shall have been designated in a notice delivered by the Required Lenders to the Borrower not fewer than 90 days prior to such designated date, provided that the Required Lenders shall not deliver such notice more than once a year.

                  "Ratings Review Letters" shall mean, on any date, the letters of each of S&P and Moody's that set forth the ratings of the Index Debt by such rating agencies, which letters shall not be dated earlier than 10 days prior to the date of delivery thereof to the Agent.

                  "Regulation D" shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Regulation G" shall mean Regulation G of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Reportable Event" shall mean any reportable event as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414).

                  "Required Lenders" shall mean, at any time, Lenders having Commitments representing at least 50.1% in Dollar amount of the Total Commitment or, for purposes of action taken to accelerate the maturity of Loans under
Article VII, Lenders holding Loans representing at least a majority of the aggregate principal amount of the Loans outstanding.

                  "Requirement of Law" as to any Person shall mean the certificate or articles of incorporation and by-laws or other organizational or governing documents of such Person and any law, treaty, rule, regulation, regulatory guideline or pronouncement or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible Officer" of any corporation shall mean any executive officer or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this

Agreement.

                  "Revolving Credit Borrowing" shall mean a Borrowing consisting of simultaneous Revolving Credit Loans from each of the Lenders.

                  "Revolving Credit Loan" shall mean a revolving loan made by the Lenders to the Borrower pursuant to Section 2.04. Each Revolving Credit Loan shall be a Eurodollar Revolving Credit Loan or an ABR Loan.

                  "Revolving Credit Request" shall mean a request made pursuant to Section 2.04 in the form of Exhibit A-5.

                  "S&P" shall mean Standard and Poor's Ratings Services, a Division of The McGraw-Hill Companies Inc., and its successors.

                  "Securitization" shall mean the transfer or pledge of assets or interests in assets to a trust, partnership, corporation or other entity, which transfer or pledge is funded by such entity in whole or in part by the issuance of instruments or securities that are paid principally from the cash flow derived from such assets or interests in assets.

                  "Sellers' Retained Interests" shall mean the debt or equity interest held by the Borrower or its Subsidiaries in any trust, partnership, corporation or other entity to which credit card receivables or related plan receivables of the Borrower or its Subsidiaries have been transferred in a Securitization, and, for purposes hereof, the amount of the Sellers' Retained Interests at any date shall be the amount that would be reflected on a consolidated balance sheet of the Borrower at such date prepared in accordance with RAP.

                  "Significant Subsidiary" shall mean any Subsidiary which, at the time any determination is being made, would constitute a "significant subsidiary" of the Borrower as defined in Rule 1-02 of Regulation S-X of the Securities and Exchange Commission, 17 C.F.R. Section 210.1-02, as in effect on the date hereof.

                  "Spread" shall mean on any date, with respect to Eurodollar Revolving Credit Loans or ABR Loans, the applicable percentage set forth below based upon the ratings by S&P and Moody's, respectively, applicable on such date to the Index Debt:

                                                     LIBO Spread                        ABR Spread
CATEGORY 1
  Rating

    AA- or higher by S&P                               .130%                               0
    Aa3 or higher by Moody's

CATEGORY 2
  Rating

    A+, A or A- by S&P                                 .160%                               0
    A1, A2 or A3 by Moody's

CATEGORY 3
  Rating

    BBB+ by S&P                                        .200%                               0
    Baa1 by Moody's

CATEGORY 4
  Rating

    BBB  by S&P                                        .225%                               0
    Baa2 by Moody's

CATEGORY 5
  Rating

    BBB- by S&P                                        .250%                               0
    Baa3 by Moody's

CATEGORY 6
  Rating

    BB+ or below by S&P                                .425%                               0
    Ba1 or below by Moody's

                  For purposes of the foregoing, (i) if there shall exist no Index Debt or Index Debt is not rated (other than by reason of the circumstances referred to in the last sentence of this definition), then the Lenders acting through the Agent and the Borrower shall negotiate in good faith to determine a substitute basis for determining the applicable Spread, and during such negotiations the Spread in effect immediately prior to such time shall continue in effect; (ii) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall fall within different Categories, the Spread shall be based on the Category containing the higher of such ratings; provided, however, that if the difference between such ratings is greater than one Category, the Spread shall be based on the Category containing the ratings one Category below the Category containing the higher of such ratings; and (iii) if any rating for Index Debt established or deemed to have been established by S&P or Moody's shall be changed (other than as a result of a change in the rating system of S&P or Moody's), such change shall be effective (A) if the

Index Debt is not publicly rated, as of the date of the applicable Ratings Review Letter indicating such change, or (B) if the Index Debt is publicly rated, as of the date on which such change is first announced by the applicable rating agency. Each change in the Spread shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody's shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders, acting through the Agent, shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the nonavailability of ratings from such rating agency, and pending agreement on such amendment, the Spread most recently determined in accordance with this definition shall continue in effect.

                  "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which The Chase Manhattan Bank is subject for new negotiable nonpersonal time deposits in Dollars of over $100,000 with maturities approximately equal to three months. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "subsidiary" shall mean, with respect to any Person (herein referred to as the "parent"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, other than in a fiduciary capacity, or (b) which is, at the time any determination is made, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "Subsidiary" shall mean any subsidiary of the Borrower; provided, however, that any special purpose subsidiary of the Borrower organized and operated solely to facilitate or conduct Securitizations which is not a consolidated subsidiary of the Borrower under RAP shall not be deemed to be a Subsidiary hereunder.

                  "Tangible Net Worth" with respect to any Person at any date shall mean all amounts which would be included as "total equity capital" on a balance sheet of such Person prepared as of such date in accordance with RAP less the aggregate amount of Intangibles that would be reflected as assets on such balance sheet.

                  "Total Commitment" shall mean at any time the aggregate amount of the Lenders' Commitments, as in effect at such time.

                  "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, "Rate" shall include the LIBO Rate, the Alternate Base Rate and any fixed rate.

                  "Utilization Fee" shall have the meaning assigned to such term in Section 2.06(c).

                  "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections , Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require.

                  SECTION 1.03. Accounting Terms. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with RAP consistently applied. In the event that any change in RAP materially affects any provision of this Agreement, the Agent, the Lenders and the Borrower agree that they shall negotiate in good faith in order to amend the affected provisions in such a way as will restore the parties to their respective positions prior to such change, and until such amendment becomes effective the Borrower's compliance with such provisions shall be determined on the basis of RAP as in effect immediately before such change in RAP became effective.

                                   ARTICLE II

                                   THE CREDITS

                  SECTION 2.01. Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make Revolving Credit Loans to the Borrower, at any time and from time to time on and after the date hereof and until the earlier of the Maturity Date or the termination of the Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding not to exceed such Lender's Commitment minus the amount by which the Competitive Loans outstanding at such time shall be deemed to have used such Commitment pursuant to Section 2.16, subject, however, to the conditions that (a) at no time shall (i) the sum of (x) the outstanding aggregate principal amount of all Revolving Credit Loans plus (y) the outstanding aggregate principal amount of all Competitive Loans exceed (ii) the Total Commitment and (b) at all times the outstanding aggregate principal amount of all Revolving Credit Loans made by each Lender shall equal the product of (i) the percentage which its Commitment represents of the Total Commitment times
(ii) the outstanding aggregate principal amount of all Revolving Credit Loans made pursuant to Section 2.04 (plus, if applicable, the amount of any Revolving Credit Loans which would be outstanding had a Lender not defaulted in its obligation to make such Loans hereunder). Each Lender's initial Commitment is set forth opposite its respective name in Schedule 2.01. Such Commitments may be terminated or reduced or increased from time to time pursuant to Sections 2.11 and 9.04(b).

                  Within the foregoing limits, the Borrower may borrow, pay or prepay and reborrow hereunder, on and after the Closing Date and prior to the Maturity Date, subject to the terms, conditions and limitations set forth herein.

                  SECTION 2.02. Loans. (a) Each Revolving Credit Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their Commitments; provided, however, that the failure of any Lender to make any Revolving Credit Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.03. The Revolving Credit Loans or Competitive Loans comprising any Borrowing shall be in an aggregate principal amount which is an integral multiple of $1,000,000 and not less than $5,000,000.

                  (b) Each Competitive Borrowing shall be comprised of Eurodollar Competitive Loans or Fixed Rate Loans, and each Revolving Credit Borrowing shall be comprised of Eurodollar Revolving Credit Loans or ABR Loans, as the Borrower may request pursuant to Section 2.03 or 2.04, as applicable. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time and may be requested and effective on the same day; provided, however, that the Borrower shall not be entitled to request any Borrowing which, if made, would result in an aggregate of more than 15 separate Eurodollar Revolving Credit Loans of any Lender being outstanding hereunder at any one time. For purposes of the foregoing, Loans having different Interest Periods, regardless of whether they commence or end on the same date, shall be considered separate Loans.

                  (c) Subject to Section 2.05 and paragraph (d) below, each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to the Agent in New York, New York, not later than 1:00 p.m., New York City time, and the Agent shall by 3:00 p.m., New York City time, credit or wire transfer the amounts so received to the general deposit account of the Borrower with the Agent or to such other account as the Borrower may designate or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders. Competitive Loans shall be made by the Lender or Lenders whose Competitive Bids therefor are accepted pursuant to Section 2.03 in the amounts so accepted and Revolving Credit Loans shall be made by the Lenders pro rata in accordance with
Section 2.16. Unless the Agent shall have received notice from a Lender prior to the date (or, in the case of ABR Borrowings, on the date) of any Borrowing that such Lender will not make available to the Agent such Lender's portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing in accordance with this paragraph (c) and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have made such portion available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent at (i) in the case of the Borrower the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Effective Rate. The Agent, after receiving knowledge of such Lender's failure to make such portion available to the Agent, shall promptly provide notice of such to the Borrower. If such Lender shall repay to the Agent such corresponding amount with such interest, such amount shall constitute such Lender's Loan as part of such Borrowing (from the date such Loan was made by the Agent on behalf of such Lender to the Borrower) for purposes of this Agreement.

                  (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

                  SECTION 2.03. Competitive Bid Procedure. (a) In order to request Competitive Bids, the Borrower shall hand deliver or telecopy to the Agent a duly completed Competitive Bid Request in the form of Exhibit A-1, to be received by the Agent (i) in the case of a Eurodollar Competitive Borrowing, not later than 10:00 a.m., New York City time, four Business Days before a proposed Competitive Borrowing and (ii) in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, one Business Day before a proposed Competitive Borrowing. No ABR Loan shall be requested in, or made pursuant to, a Competitive Bid Request. A Competitive Bid Request that does not conform substantially to the format of Exhibit A-1 may be rejected in the Agent's sole discretion, and the Agent shall promptly notify the Borrower of such rejection by telecopier. Such request shall in each case refer to this Agreement and specify (x) whether the Borrowing then being requested is to be a Eurodollar Borrowing or a Fixed Rate Borrowing, (y) the date of such Borrowing (which shall be a Business Day) and the aggregate principal amount thereof which shall be in a minimum principal amount of $5,000,000 and in an integral multiple of $1,000,000, and (z) the Interest Period with respect thereto (which may not end after the Maturity Date). Promptly after its receipt of a Competitive Bid Request that is not rejected as aforesaid, the Agent shall invite by telecopier (in the form set forth in Exhibit A-2) the Lenders to bid, on the terms and conditions of this Agreement, to make Competitive Loans pursuant to such Competitive Bid Request.

                  (b) Each Lender may, in its sole discretion, make one or more Competitive Bids to the Borrower responsive to a Competitive Bid Request. Each Competitive Bid by a Lender must be received by the Agent via telecopier, in the form of Exhibit A-3, (i) in the case of a Eurodollar Competitive Borrowing, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing and (ii) in the case of a Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the day of a proposed Competitive Borrowing. Multiple Competitive Bids will be accepted by the Agent. Competitive Bids that do not conform substantially to the format of Exhibit A-3 may be rejected by the Agent after conferring with, and upon the instruction of, the Borrower, and the Agent shall notify the Lender making such nonconforming Competitive Bid of such rejection as soon as practicable. Each Competitive Bid shall refer to this Agreement and specify (x) the principal amount (which shall be in a minimum principal amount of $5,000,000 and in an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the Borrower) of the Competitive Loan or Loans that the applicable Lender is willing to make to the Borrower, (y) the Competitive Bid Rate or Rates at which such Lender is prepared to make the Competitive Loan or Loans and (z) the Interest Period and the last day thereof. If any Lender shall elect not to make a Competitive Bid, such Lender shall so notify the Agent via telecopier (I) in the case of Eurodollar Competitive Loans, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing, and (II) in the case of Fixed Rate Loans, not later than 9:30 a.m., New York City time, on the day of a proposed Competitive Borrowing; provided, however, that failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Loan as part of such Competitive Borrowing. A Competitive Bid submitted by a Lender pursuant to this paragraph
(b) shall be irrevocable.

                  (c) The Agent shall promptly (but in no event later than 10:00 a.m., New York City time) notify the Borrower by telecopier of all the Competitive Bids made in accordance with paragraph (b) above, the Competitive Bid Rate and the principal amount of each Competitive Loan in respect of which a Competitive Bid was made and the identity of the Lender that made each Competitive Bid. The Agent shall send a copy of all Competitive Bids to the Borrower for its records as soon as practicable after completion of the bidding process set forth in this Section 2.03.

                  (d) The Borrower may in its sole and absolute discretion, subject only to the provisions of this paragraph (d), accept or reject any Competitive Bid referred to in paragraph (c) above. The Borrower shall notify the Agent by telephone, confirmed by telecopier in the form of a Competitive Bid Accept/Reject Letter in the form of Exhibit A-4, whether and to what extent it has decided to accept or reject any of or all the Competitive Bids referred to in paragraph (c) above, (x) in the case of a Eurodollar Competitive Borrowing, not later than 1:00 p.m., New York City time, three Business Days before a proposed Competitive Borrowing, and (y) in the case of a Fixed Rate Borrowing, not later than 10:30 a.m., New York City time, on the day of a proposed Competitive Borrowing; provided, however, that (i) the failure by the Borrower to give such notice shall be deemed to be a rejection of all the Competitive Bids referred to in paragraph (c) above, (ii) the Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Borrower has decided to reject a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the principal amount specified in the related Competitive Bid Request,
(iv) if the Borrower shall accept a Competitive Bid or Competitive Bids made at a particular Competitive Bid Rate but the amount of such Competitive Bid or Competitive Bids shall cause the total amount of Competitive Bids to be accepted by the Borrower to exceed the amount specified in the related Competitive Bid Request, then the Borrower shall accept a portion of such Competitive Bid or Competitive Bids in an amount equal to the amount specified in the related Competitive Bid Request less the amount of all other Competitive Bids accepted with respect to such related Competitive Bid Request, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid at such Competitive Bid Rate, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further, however, that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner which shall be in the discretion of the Borrower. A notice given by the Borrower pursuant to this paragraph (d) shall be irrevocable.

                  (e) The Agent shall promptly notify each bidding Lender whether or not its Competitive Bid has been accepted (and if so, in what amount and at what Competitive Bid Rate) by telecopy sent by the Agent, and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

                  (f) If the Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the Borrower one quarter of an hour earlier than the latest time at which the other Lenders are required to submit their Competitive Bids to the Agent pursuant to paragraph (b) above.

                  (g) All notices required by this Section 2.03 shall be given in accordance with Section 9.01.

                  SECTION 2.04. Revolving Credit Borrowing Procedure. In order to request a Revolving Credit Borrowing, the Borrower shall hand deliver or telecopy a Revolving Credit Borrowing Request to the Agent in the form of Exhibit A-5 (a) in the case of a Eurodollar Revolving Credit Borrowing, not later than 10:30 a.m., New York City time, three Business Days before a proposed Revolving Credit Borrowing and (b) in the case of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the day of a proposed Revolving Credit Borrowing. No Fixed Rate Loan shall be requested or made pursuant to a Revolving Credit Borrowing Request. Such notice shall be irrevocable and shall in each case specify (i) whether the Borrowing then being requested is to be a Eurodollar Revolving Credit Borrowing or an ABR Borrowing; (ii) the date of such Revolving Credit Borrowing (which shall be a Business Day) and the amount thereof; and (iii) if such Borrowing is to be a Eurodollar Revolving Credit Borrowing, the Interest Period with respect thereto. If no election as to the Type of Revolving Credit Borrowing is specified in any such notice, then the requested Revolving Credit Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Revolving Credit Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.04 and of each Lender's portion of the requested Borrowing.

                  SECTION 2.05. Conversion and Continuation of Revolving Credit Borrowings. The Borrower shall have the right at any time upon prior irrevocable notice to the Agent (i) not later than 11:00 a.m., New York City time, on the Business Day of such conversion, to convert any Borrowing consisting of Eurodollar Revolving Credit Loans into a Borrowing consisting of ABR Loans, (ii) not later than 10:30 a.m., New York City time, three Business Days prior to conversion or continuation, to convert any Revolving Credit Borrowing consisting of ABR Loans into a Borrowing consisting of Eurodollar Revolving Credit Loans or to continue, on the last day of the Interest Period applicable thereto, any Borrowing consisting of Eurodollar Revolving Credit Loans for an additional Interest Period and (iii) not later than 10:30 a.m., New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Borrowing consisting of Eurodollar Revolving Credit Loans to another permissible Interest Period, subject in each case to the following:

                  (a) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

                  (b) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, the aggregate principal amount of such Borrowing converted or continued shall be an integral multiple of $1,000,000 and not less than $5,000,000;

                  (c) accrued interest on a Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

                  (d) if any Borrowing consisting of Eurodollar Revolving Credit Loans is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.15 as a result of such conversion;

                  (e) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Borrowing consisting of Eurodollar Revolving Credit Loans;

                  (f) any portion of a Borrowing consisting of Eurodollar Revolving Credit Loans which cannot be continued as such by reason of clause (e) above shall be automatically converted at the end of the Interest Period in effect for such Borrowing into a Revolving Credit Borrowing consisting of ABR Loans;

                  (g) no Interest Period may be selected for any Borrowing consisting of Eurodollar Revolving Credit Loans that would end later than the Maturity Date; and

                  (h) at any time when there shall have occurred and be continuing any Default or Event of Default, no Borrowing may be converted into or continued as a Eurodollar Revolving Credit Borrowing.

                  Each notice pursuant to this Section 2.05 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Revolving Credit Borrowing that the Borrower requests be converted or continued,
(ii) whether such Borrowing is to be converted to or continued as a Borrowing consisting of Eurodollar Revolving Credit Loans or ABR Loans, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Borrowing consisting of Eurodollar Revolving Credit Loans, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Borrowing consisting of Eurodollar Revolving Credit Loans, the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Agent shall advise the Lenders of any notice given pursuant to this Section 2.05 and of each Lender's portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.05 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.05 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into a new Interest Period as an ABR Borrowing.

                  SECTION 2.06. Fees. (a) The Borrower agrees to pay to each Lender, through the Agent, on each March 31, June 30, September 30 and December 31 and on the date on which the Commitment of such Lender shall be terminated as provided herein, a facility fee (a "Facility Fee"), at a rate per annum equal to the Facility Fee Percentage from time to time in effect on the amount of the Commitment of such Lender, whether used or unused, during the preceding quarter (or other period commencing on the date of this Agreement or ending with the Maturity Date or any date on which the Commitment of such Lender shall be terminated). All Facility Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The

Facility Fee due to each Lender shall commence to accrue on the date hereof and shall cease to accrue on the earlier of the Maturity Date and the date of termination of the Commitment of such Lender as provided herein.

                  (b) The Borrower agrees to pay the Agent, for its own account, agent and administrative fees (the "Agent Fees") at the times and in the amounts agreed upon in the letter agreement dated November 26, 1996 between the Borrower and the Agent.

                  (c) The Borrower agrees to pay to the Lenders, through the Administrative Agent, on each March 31, June 30, September 30, and December 31 and on each date on which the Commitment of any Lender shall be terminated or reduced as provided herein, a utilization fee (a "Utilization Fee") at a rate per annum of the sum of (i) 1/20 of 1% on the aggregate outstanding Loans for each day during the quarterly or other period ending on and including such payment date on which such outstanding Loans exceed 50% of the Total Commitment and (ii) 1/20 of 1% on the aggregate outstanding Loans for each day during the quarterly period or other period ending on and including such payment date on which (A) such outstanding Loans exceed 50% of the Total Commitment and (B) the Index Debt is rated BBB- or below by S&P and Baa3 or below by Moody's, if applicable. All Utilization Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

                  (d) All Fees shall be paid on the dates due, in immediately available funds, to the Agent for distribution, if and as appropriate, among the Lenders. Once paid, none of the Fees shall be refundable under any circumstances.

                  SECTION 2.07. Repayment of Loans; Evidence of Debt. (a) The outstanding principal balance of each Competitive Loan shall be payable on the last day of the Interest Period applicable to such Loan, and the outstanding principal balance of each Revolving Credit Loan shall be payable on the Maturity Date. Each Competitive Loan and each Revolving Credit Loan shall bear interest from the date of the Borrowing of which such Loan is a part on the outstanding principal balance thereof as set forth in Section 2.08.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                  (c) The Agent shall maintain accounts in which it shall record
(i) the amount of each Loan made hereunder, the Type of each Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder from the Borrower and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) of this Section 2.07 shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

                  SECTION 2.08. Interest on Loans. (a) Subject to the provisions of Section 2.09, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to (i) in the case of each Eurodollar Revolving Credit Loan, (a) the LIBO Rate for the Interest Period in effect for such Borrowing plus (b) the Spread applicable to Eurodollar Revolving Credit Loans from time to time in effect and (ii) in the case of each Eurodollar Competitive Loan, (a) the LIBO Rate for the Interest Period in effect for such Borrowing plus (b) the Margin (which may be negative) offered by the Lender making such Loan and accepted by the Borrower pursuant to Section 2.03. Interest on each Eurodollar Borrowing shall be payable on each applicable Interest Payment Date except as otherwise provided in this Agreement. The LIBO Rate shall be determined by the Agent, and such determination shall be conclusive absent manifest error. The Agent shall promptly advise the Borrower and each Lender of such determination.

                  (b) Subject to the provisions of Section 2.09, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate. Interest on each ABR Borrowing shall be payable on each applicable Interest Payment Date except as otherwise provided in this Agreement. The Alternate Base Rate shall be determined by the Agent, and such determination shall be conclusive absent manifest error. The Agent shall promptly advise the Borrower and each Lender of such determination.

                  (c) Subject to the provisions of Section 2.09, each Fixed Rate Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the fixed rate of interest offered by the Lender making such Loan and accepted by the Borrower pursuant to Section 2.03. Interest on each Fixed Rate Loan shall be payable in arrears on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement.

                  SECTION 2.09. Default Interest. If the Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, whether at scheduled maturity, by notice of prepayment, acceleration or otherwise, the Borrower shall on demand from time to time from the Agent pay interest, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Alternate Base Rate plus 2% per annum.

                  SECTION 2.10. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Agent shall have reasonably determined that Dollar deposits in the principal amounts of the Eurodollar Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such Dollar deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurodollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the LIBO Rate, the Agent shall, as soon as practicable thereafter, give written or telecopied notice of such determination to the Borrower and the Lenders. In the event of any such determination, until the Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any request by the Borrower for a Eurodollar Competitive Borrowing pursuant to Section 2.03 shall be of no force and effect and shall be denied by the Agent and (ii) any request by the Borrower for a Eurodollar Revolving Credit Borrowing pursuant to Section 2.04 shall be deemed to be a request for an ABR Borrowing; provided, however, that any request for such a Eurodollar Revolving Credit Borrowing may be revoked by the Borrower, as soon as is practicable after receiving the aforementioned notice from the Agent but in any event prior to the requested borrowing date. Each determination by the Agent hereunder shall be conclusive absent manifest error.

                  SECTION 2.11. Termination, Reduction and Extension of Commitments. (a) The Commitments shall be automatically and permanently terminated on the Maturity Date.

                  (b) Upon at least three Business Days' prior irrevocable written or telecopied notice to the Agent (which shall promptly notify each Lender thereof), the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total Commitment; provided, however, that (i) each partial reduction of the Total Commitment shall be in an integral multiple of $1,000,000 and in a minimum principal amount of $5,000,000 and (ii) no such termination or reduction shall be made which would reduce the Total Commitment to an amount less than the aggregate outstanding principal amount of the Competitive Loans and the Revolving Credit Loans.

                  (c) Each reduction in the Total Commitment hereunder shall be made ratably among the Lenders in accordance with their respective Commitments. The Borrower shall pay to the Agent for the account of the Lenders, on the date of each termination or reduction, the Facility Fees on the amount of the Commitments so terminated or reduced accrued through the date of such termination or reduction.

                  (d) (i) The Borrower may request, in a notice given as herein provided to the Agent and each of the Lenders at any time prior to the Maturity Date then in effect (the "Existing Maturity Date"), that the Maturity Date be extended, which notice shall specify a date (which shall be not fewer than 60 and not more than 90 days after the date of such notice) as of which the requested extension is to be effective (the "Effective Date"), and the new Maturity Date (which may not be more than four years after the Effective Date) to be in effect following such extension (the "Requested Maturity Date"). Each Lender, acting in its sole discretion, shall, not later than a date 30 days prior to the Effective Date, notify the Borrower and the Agent of its election to extend or not to extend the Maturity Date with respect to its Commitment. Any Lender which shall not timely notify the Borrower and the Agent of its election to extend the Maturity Date shall be deemed to have elected not to extend the Maturity Date with respect to its Commitment (any Lender who timely notifies the Borrower and the Agent of an election not to extend its Commitment and any Lender so deemed to have elected not to extend its Commitment being referred to as a "Terminating Lender"). The election of any Lender to agree to such extension shall not obligate any other Lender to agree.

                  (ii) If and only if Lenders holding Commitments that aggregate at least 66-2/3% of the aggregate amount of the Commitments on the Effective Date (including Commitments of all Terminating Lenders on such date) shall have agreed to extend the Existing Maturity Date, then, effective as of the Effective Date, (A) the Commitments of the Lenders other than Terminating Lenders (the "Continuing Lenders") shall, subject to the other provisions of this Agreement, be extended to the Requested Maturity Date specified in the notice from the Borrower, and as to such Lenders the term "Maturity Date", as used herein shall on and after the Effective Date mean such Requested Maturity Date, provided that if such date is not a Business Day, then such Requested Maturity Date shall be the next preceding Business Day and (B) the Commitments of the Terminating Lenders shall continue until the Existing Maturity Date, and shall then terminate, and as to the Terminating Lenders, the term "Maturity Date", as used herein, shall continue to mean such Existing Maturity Date; provided, however, that notwithstanding the foregoing, the extension of the Existing Maturity Date shall not be effective with respect to any Lender unless:

                  (x) no Default or Event of Default shall have occurred and be continuing on each of the date of the notice requesting such extension or on the Effective Date; and

                  (y) each of the representations and warranties set forth in
         Article III (except the representations set forth in Section 3.05(b) or 3.14) shall be true and correct in all material respects on and as of each of the date of the notice requesting such extension and the Effective Date with the same effect as though made on and as of each date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (e) In the event that the Maturity Date shall have been extended for the Continuing Lenders in accordance with Section 2.11(d) and, in connection with such extension, there are Terminating Lenders, the Borrower may, at its own expense, require any Terminating Lender to transfer and assign in whole or in part, without recourse (in accordance with Section 9.04) all or part of its interests, rights and obligations under this Agreement to an assignee (which assignee may be another Lender, if another Lender accepts such assignment) that shall assume such assigned obligations and that shall agree that its Commitment will expire on the Maturity Date in effect for Continuing Lenders pursuant to Section 2.11(d); provided, however, that (i) the Borrower shall have received a written consent of the Agent in the case of an assignee that is not a Lender, which consent shall not unreasonably be withheld, and (ii) the assigning Lender shall have received from the Borrower or such assignee full payment in immediately available funds of the principal of and interest accrued to the date of such payment on the Loans made by it hereunder to the extent that such Loans are subject to such assignment and all other amounts owed to it hereunder. Any such assignee's initial Maturity Date shall be the Maturity Date in effect at the time of such assignment for the Continuing Lenders. The Borrower shall not have any right to require a Lender to assign any part of its interests, rights and obligations under this Agreement pursuant to this paragraph (e) unless it has notified such Lender of its intention to require the assignment thereof at least ten days prior to the proposed assignment date.

                  SECTION 2.12. Prepayment. (a) The Borrower shall have the right at any time and from time to time to prepay any Revolving Credit Borrowing, in whole or in part, upon giving written or telecopied notice (or telephonic notice promptly confirmed by written or telecopied notice) to the Agent (which shall promptly notify each Lender thereof): (i) before 10:30 a.m., New York City time, three Business Days prior to prepayment, in the case of Eurodollar Revolving Credit Loans; and (ii) before 10:00 a.m., New York City time, one Business Day prior to prepayment in the case of ABR Loans; provided, however, that each partial prepayment shall be in an amount which is an integral multiple of $1,000,000 and not less than $5,000,000. The Borrower shall not have the right to prepay any Competitive Borrowing.

                  (b) On the date of any termination or reduction of the Commitments pursuant to Section 2.11, the Borrower shall pay or prepay so much of the Revolving Credit Borrowings as shall be necessary in order that the aggregate principal amount of the Competitive Loans and Revolving Credit Loans outstanding will not exceed the Total Commitment after giving effect to such termination or reduction.

                  (c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing (or portion thereof) by the amount stated therein on the date stated therein. All prepayments under this Section 2.12 shall be subject to Section 2.15 but otherwise without premium or penalty. All prepayments under this Section 2.12 shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

                  SECTION 2.13. Reserve Requirements; Change in Circumstances.
(a) If any Lender shall give notice to the Agent and the Borrower at any time to the effect that Eurocurrency Reserve Requirements are, or are scheduled to become, effective and that such Lender is or will be generally subject to such Eurocurrency Reserve Requirements as a result of which such Lender will incur additional costs, then such Lender shall, for each day from the later of the date of such notice and the date on which such Eurocurrency Reserve Requirements become effective, be entitled to additional interest on each Eurodollar Loan made by it at a rate per annum determined for such day (rounded upward to the nearest 100th of 1%) equal to the remainder obtained by subtracting (i) the LIBO Rate for such Eurodollar Loan from (ii) the rate obtained by dividing such LIBO Rate by a percentage equal to 100% minus the then-applicable Eurocurrency Reserve Requirements. Such additional interest will be payable in arrears to the Agent, for the account of such Lender, on each Interest Payment Date relating to such Eurodollar Loan and on any other date when interest is required to be paid hereunder with respect to such Loan. Any Lender which gives a notice under this paragraph (a) shall promptly withdraw such notice (by written notice of withdrawal given to the Agent and the Borrower) in the event Eurocurrency Reserve Requirements cease to apply to it or the circumstances giving rise to such notice otherwise cease to exist.

                  (b) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law, rule or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall result in the imposition, modification or applicability of any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender (except for any such reserve requirement which is included in Eurocurrency Reserve Requirements covered by paragraph (a) of this Section ), or shall change the basis of taxation of payments to any Lender of the principal of or interest on any Eurodollar Loan or Fixed Rate Loan or any Fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the overall net income of such Lender), or shall result in the imposition on any Lender or the London interbank market of any other condition affecting this Agreement, such Lender's Commitment or any Eurodollar Loan or Fixed Rate Loan made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or Fixed Rate Loan or to reduce the amount of any sum received or receivable by such Lender hereunder with respect to Eurodollar Loans or Fixed Rate Loans (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then such additional amount or amounts as will compensate such Lender for such additional costs or reduction will be paid by the Borrower to such Lender upon demand. Notwithstanding the foregoing, no Lender shall be entitled to request compensation under this paragraph with respect to any Competitive Loan if the change giving rise to such request was applicable to such Lender at the time of submission of the Competitive Bid pursuant to which such Competitive Loan was made.

                  (c) If any Lender shall have determined that the adoption after the date hereof of any law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) made or promulgated after the date hereof by any such Governmental Authority has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then the Borrower shall pay to such Lender upon such Lender's request such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered, using such method of calculation as is used by such Lender with respect to similarly situated borrowers.

                  (d) If any Lender becomes entitled to claim any additional amounts pursuant to this Section 2.13, it shall promptly notify the Borrower, through the Agent, of the event by reason of which it has become so entitled. A certificate of a Lender, delivered through the Agent, setting forth such amount or amounts as shall be necessary to compensate such Lender as specified in paragraph (b) or (c) above, as the case may be, and, in reasonable detail, the method by which such amount or amounts shall have been determined, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each Lender the amount shown as due on any such certificate delivered by it within 10 days after the receipt of the same.

                  (e) Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to such period or any other period, provided that such demand occurs within 90 days after such Lender has notified the Borrower of any event, which notification shall have occurred within 90 days of the date on which it first knows (or in the exercise of reasonable diligence should have known) of such event that will give rise to a compensation claim. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

                  SECTION 2.14. Change in Legality. (a) Notwithstanding any other provision herein, if any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Agent, such Lender may:

                  (i) declare that Eurodollar Loans will not thereafter be made by such Lender hereunder, whereupon such Lender shall not submit a Competitive Bid in response to a request for Eurodollar Competitive Loans and any request by the Borrower for a Eurodollar Revolving Credit Borrowing shall, as to such Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn; and

                (ii) require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

                  (b) For purposes of this Section 2.14, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

                  SECTION 2.15. Indemnity. The Borrower shall indemnify each Lender against any loss or expense which such Lender may sustain or incur as a consequence of (a) any failure by the Borrower to fulfill on the date of any borrowing hereunder the applicable conditions set forth in Article IV, (b) any failure by the Borrower to borrow or to convert or continue any Loan hereunder after irrevocable notice of such borrowing, conversion or continuation has been given pursuant to Section 2.03, 2.04 or 2.05, (c) any payment, prepayment or conversion of a Eurodollar Loan or Fixed Rate Loan required by any other provision of this Agreement or otherwise made or deemed made on a date other than the last day of the Interest Period applicable thereto, (d) any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, whether at scheduled maturity, by acceleration, irrevocable notice of prepayment or otherwise), or (e) any transfer or assignment pursuant to Sections 2.11(e) and 2.20(b), including, in each such case, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan or Fixed Rate Loan. Such loss or expense shall exclude any loss of margin hereunder, but shall include an amount equal to the excess, if any, as reasonably determined by such Lender, of (i) its cost of obtaining the funds for the Loan being paid, prepaid, converted or not borrowed, converted or continued (assumed to be the LIBO Rate or, in the case of a Fixed Rate Loan, the fixed rate of interest applicable thereto) for the period from the date of such payment, prepayment or conversion or failure to borrow, convert or continue to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the Interest Period for such Loan which would have commenced on the date of such failure) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid, converted or continued or not borrowed, converted or continued for such period or Interest Period, as the case may be. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section and, in reasonable detail, the method by which such amount or amounts shall have been determined, shall be delivered to the Borrower and shall be conclusive absent manifest error.

                  SECTION 2.16. Pro Rata Treatment. Except as required under
Section 2.14, each Revolving Credit Borrowing, each payment or prepayment of principal of any Revolving Credit Borrowing, each payment of interest on the Revolving Credit Loans, each payment of Facility Fees, each reduction of the Commitments and each conversion or continuation of any Borrowing with a Revolving Credit Borrowing of any Type, shall be allocated pro rata among the Lenders in accordance with their respective Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Revolving Credit Loans). Each payment of principal of any Competitive Borrowing shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective principal amounts of their outstanding Competitive Loans comprising such Borrowing. Each payment of interest on any Competitive Borrowing shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective amounts of accrued and unpaid interest on their outstanding Competitive Loans comprising such Borrowing. For purposes of determining the available Commitments of the Lenders at any time, each outstanding Competitive Borrowing shall be deemed to have utilized the Commitments of the Lenders (including those Lenders which shall not have made Loans as part of such Competitive Borrowing) pro rata in accordance with such respective Commitments. Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole Dollar amount.

                  SECTION 2.17. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower, including, but not limited to, a secured claim under

Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means (except pursuant to Section 2.11(e), 2.20(b) or 9.04), obtain payment (voluntary or involuntary) in respect of any Revolving Credit Loan or Loans as a result of which the unpaid principal portion of its Revolving Credit Loans shall be proportionately less than the unpaid principal portion of the Revolving Credit Loans of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Revolving Credit Loans of such other Lender, so that the aggregate unpaid principal amount of the Revolving Credit Loans and participations in the Revolving Credit Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Revolving Credit Loans then outstanding as the principal amount of its Revolving Credit Loans prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Revolving Credit Loans outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.17 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Revolving Credit Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Revolving Credit Loan directly to the Borrower in the amount of such participation.

                  SECTION 2.18. Payments. (a) The Borrower shall make each payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder and under any other Loan Document not later than 12:00
(noon), New York City time, on the date when due in Dollars to the Agent at its offices at 270 Park Avenue, New York, New York, in immediately available funds.

                  (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business

Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

                  SECTION 2.19. Taxes. (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.18, free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the Agent or any Lender (or any transferee or assignee thereof, including a participation holder (any such entity a "Transferee")) as a result of a present, former or future connection between the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein and the Agent or the Lender (other than a connection resulting from or attributable to such Agent or Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Documents) (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, "Taxes"). If the Borrower shall be required to deduct any Taxes from or in respect of any sum payable hereunder to any Lender (or any Transferee) or the Agent, (i) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.19) such Lender (or Transferee) or the Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrower agrees to pay to the relevant Governmental Authority in accordance with applicable law any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document ("Other Taxes").

                  (c) The Borrower will indemnify each Lender (or Transferee) and the Agent for the full amount of Taxes and Other Taxes paid by such Lender (or Transferee) or the Agent, as the case may be, and any liability (including penalties, interest and expenses (including reasonable attorney's fees and expenses)) arising therefrom or with respect thereto (except in the case of gross negligence or willful misconduct of such Lender (or Transferee) or the Agent), whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared by a Lender (or Transferee), or the Agent, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date such Lender (or Transferee) or the Agent, as the case may be, makes written demand therefor.

                  (d) If the Borrower determines in good faith that a reasonable basis exists for contesting a Tax, the relevant Lender (or Transferee), or the Agent, as applicable, shall cooperate with the Borrower in challenging such Tax at the Borrower's expense if requested by the Borrower. If a Lender (or Transferee) or the Agent shall become aware that it is entitled to claim a refund from a Governmental Authority in respect of Taxes or Other Taxes as to which it has been indemnified by the Borrower, or with respect to which the Borrower has paid additional amounts, pursuant to this Section 2.19, it shall promptly notify the Borrower of the availability of such refund claim and shall, within 30 days after receipt of a request by the Borrower, make a claim to such Governmental Authority for such refund at the Borrower's expense. If a Lender (or Transferee) or the Agent receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.19, it shall within 30 days from the date of such receipt pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.19 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender (or Transferee) or the Agent and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Borrower, upon the request of such Lender (or Transferee) or the Agent, agrees to repay the amount paid over to the Borrower (plus penalties, interest or other charges) to such Lender (or Transferee) or the Agent in the event such Lender (or Transferee) or the Agent is required to repay such refund to such Governmental Authority.

                  (e) As soon as practicable after the date of any payment of Taxes or Other Taxes by the Borrower to the relevant Governmental Authority, the Borrower will deliver to the Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof.

                  (f) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.19 shall survive the payment in full of the principal of and interest on all Loans made hereunder.

                  (g) Each Lender (or Transferee) that is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a "Non-U.S. Lender") shall deliver to the Borrower and the Agent two copies of either United States Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not, to the best of its knowledge, subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities laws or other legal requirements), is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or reduced rate of, U.S. Federal withholding tax on payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of a Transferee that is a participation holder, on or before the date such participation holder becomes a Transferee hereunder) and on or before the date, if any, such Non-U.S. Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Notwithstanding any other provision of this Section 2.19(g), a Non-U.S. Lender shall not be required to deliver any form pursuant to this

Section 2.19(g) that such Non-U.S. Lender is not legally able to deliver.

                  (h) The Borrower shall not be required to indemnify any Non-U.S. Lender, or to pay any additional amounts to any Non-U.S. Lender, in respect of United States Federal withholding tax pursuant to paragraph (a) or
(c) above to the extent that (i) the obligation to withhold amounts with respect to United States Federal withholding tax existed on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a Transferee that is a participation holder, on the date such participation holder became a Transferee hereunder) or, with respect to payments to a New Lending Office, the date such Non-U.S. Lender designated such New Lending Office with respect to a Loan; provided, however, that this clause (i) shall not apply to any Transferee or New Lending Office that becomes a Transferee or New Lending Office as a result of an assignment, participation, transfer or designation made at the request of the Borrower; and provided further, however, that this clause (i) shall not apply to the extent the indemnity payment or additional amounts any Transferee, or Lender (or Transferee) through a New Lending Office, would be entitled to receive (without regard to this clause (i)) do not exceed the indemnity payment or additional amounts that the Person making the assignment, participation or transfer to such Transferee, or Lender (or Transferee) making the designation of such New Lending Office, would have been entitled to receive in the absence of such assignment, participation, transfer or designation or
(ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of paragraph (g) above.

                  (i) Nothing contained in this Section 2.19 shall require any Lender (or Transferee) or the Agent to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

                  (j) Each Lender (or Transferee) represents and agrees that, at all times during the term of this Agreement, it is not and will not be a conduit entity participating in a conduit financing arrangement (as defined in Section 7701(l) of the Code and the regulations thereunder) with respect to any borrowings hereunder unless the Borrower has consented to such arrangement prior thereto.

                  SECTION 2.20. Duty To Mitigate; Assignment of Commitments Under Certain Circumstances. (a) Any Lender (or Transferee) claiming any indemnity payment or additional amounts payable pursuant to Section 2.13 or
Section 2.19
shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or additional amounts that may thereafter accrue or avoid the circumstances giving rise to such exercise and would not, in the sole determination of such Lender (or Transferee), be otherwise disadvantageous to such Lender (or Transferee).

                  (b) In the event that any Lender shall have delivered a notice or certificate pursuant to Section 2.13 (other than pursuant to paragraph (a) of Section 2.13) or 2.14, or the Borrower shall be required to make additional payments to any Lender under Section 2.19, the Borrower shall have the right, at its own expense, upon notice to such Lender and the Agent, to require such Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.04) all its interests, rights and obligations under this Agreement to one or more other financial institutions approved by the Agent (which approval shall not be unreasonably withheld) which shall assume such obligations; provided that (i) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) the assignee shall pay to the affected Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by it hereunder and all other amounts accrued for its account or owed to it hereunder.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  The Borrower represents and warrants to each of the Lenders that:

                  SECTION 3.01.  Corporate Existence and Power.

                  (a) the Borrower is a national bank duly formed, validly existing and in good standing under the National Bank Act, as amended;

                  (b) each Significant Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (c) the Borrower and each Significant Subsidiary have the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets and carry on their respective businesses as now conducted and, in the case of the Borrower, to execute, deliver, and perform its obligations under this Agreement;

                  (d) the Borrower and each Significant Subsidiary are duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where their respective ownership, lease or operation of property or the conduct of their respective businesses requires such qualification; and

                  (e) the Borrower and each Significant Subsidiary are in compliance in all material respects with all Requirements of Law;

except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so would not, in the aggregate for all such failures, reasonably be expected to have a Material Adverse Effect.

                  SECTION 3.02. Corporate Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the borrowings hereunder and the use of proceeds thereof have been duly authorized by all necessary corporate action, and do not and will not:

                  (a) contravene the terms of any of the Borrower's Organization Documents;

                  (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Borrower or any Subsidiary is a party or any order, injunction, writ or decree of any Governmental Authority or arbitrator to which the Borrower or its property is subject which, in the aggregate, would reasonably be expected to result in a Material Adverse Effect; or

                  (c) violate any Requirement of Law.

                  SECTION 3.03. Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, validity, delivery or performance by, or enforcement against, the Borrower of this Agreement.

                  SECTION 3.04. Binding Effect. This Agreement has been duly executed on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (whether enforcement is sought by proceedings in equity or at law).

                  SECTION 3.05. Litigation. Except as disclosed in the Parent's most recent Annual Report on Form 10-K or in any subsequent report of the Parent on Forms 10-Q or 8-K filed with the Securities and Exchange Commission prior to the date hereof (or in the event the representation set forth in Section 3.05(b) is made or deemed made as of the date of any amendment to this Agreement, filed prior to such date), there are no litigation, investigations, actions, suits, proceedings, claims or disputes pending, or, to the knowledge of the Borrower, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Borrower or its Subsidiaries or any of its or their respective assets or properties:

                  (a) which purport to affect or pertain to this Agreement or any of the transactions contemplated hereby; or

                  (b) as to which there is a reasonable possibility of an adverse determination and which, if determined adversely to the Borrower or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect.

No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of this Agreement, or directing that the transactions provided for herein not be consummated as herein provided.

                  SECTION 3.06. No Default. No Default or Event of Default exists or would result from the incurring of any obligations hereunder by the Borrower. On the date of this Agreement, neither the Borrower nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, would reasonably be expected to have a Material Adverse Effect.

                  SECTION 3.07. Employee Benefit Plans. Each of the Borrower and its ERISA Affiliates is in compliance in all respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder where a failure to comply, individually or in the aggregate, could result in a Material Adverse Effect. No Reportable Event has occurred in respect of any Plan. The present value of all accrued benefit liabilities determined on a termination basis under all underfunded Plans (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date applicable thereto, exceed the value of the assets of such Plans by an amount that could have a Material Adverse Effect. Neither the Borrower nor any ERISA Affiliate is required to contribute to any Multiemployer Plan or has withdrawn from any Multiemployer Plan where such withdrawal has resulted or would result in any Withdrawal Liability that has not been fully paid.

                  SECTION 3.08. Use of Proceeds. The proceeds of the Loans are intended to be and shall be used solely for general corporate purposes and in compliance with Section 6.05.

                  SECTION 3.09. Taxes. The Borrower and its Subsidiaries (or a Controlling Affiliate of the Borrower which is part of the same consolidated group as the Borrower for tax purposes) have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other government charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with RAP. No notice of Lien (other than a Lien that attaches before taxes with respect to such Lien are due) has been filed or recorded. There is no proposed tax assessment against the Borrower or any of its Subsidiaries (or any entity within the Borrower's consolidated group for tax purposes) which would, if the assessment were made, have a Material Adverse Effect.

                  SECTION 3.10. Financial Condition. (a) The "Consolidated Reports of Condition and Income for a Bank with Domestic and Foreign Offices" (FFIEC 031) (the "Consolidated Reports") of the Borrower and its Subsidiaries dated September 30, 1996 for the fiscal quarter ended on such date:

                  (i) were prepared in accordance with RAP, consistently applied throughout the period covered thereby, including the related schedules and notes thereto, except as otherwise expressly noted therein;

                (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

              (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its consolidated Subsidiaries as of the date thereof including liabilities for taxes, and material commitments, all to the extent required by RAP.

                  (b) From September 30, 1996 to the Closing Date there has been no Material Adverse Effect.

                  SECTION 3.11. Regulated Entities. None of the Borrower, any Person Controlling the Borrower, or any Subsidiary, is (a) an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

                  SECTION 3.12. Federal Reserve Regulations. (a) Neither the Borrower nor any of the Subsidiaries is engaged principally in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

                  (b) No part of the proceeds of any Loan will be used by the Borrower or any of its Affiliates for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including Regulation G, U or X.

                  SECTION 3.13. No Material Misstatements. To the knowledge of the Borrower, no financial statement, certificate or statement furnished on behalf of the Borrower pursuant to Article III and Sections 5.01, 5.02, 5.03 and
5.09 delivered on or after the date hereof pursuant to any Loan Document contains or will contain any material misstatement of fact or omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading; provided that the foregoing will not apply to information furnished pursuant to Section 5.02(b)(iv) or to portions of the Parent's Annual Report to Stockholders or other stockholder reports that are not incorporated in its Annual Report on Form 10-K or other periodic reports filed with the Securities and Exchange Commission.

                  SECTION 3.14. Environmental and Safety Matters. The Borrower is aware of no events, conditions or circumstances involving environmental pollution or contamination or employee health or safety that would reasonably be expected to result in a Material Adverse Effect.


                                   ARTICLE IV

                              CONDITIONS OF LENDING

                  The obligations of the Lenders to make Loans hereunder are subject to the satisfaction on the date of each Borrowing of the following conditions:

                  (a) The Agent shall have received a notice of such Borrowing as required by Section 2.03 or Section 2.04, as applicable.

                  (b) The representations and warranties set forth in Article III (except the representations set forth in Section 3.05(b) or Section 3.14) shall be true and correct in all material respects on and as of the date of such Borrowing with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) The Borrower shall be in compliance in all material respects with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Borrowing no Event of Default or Default shall have occurred and be continuing.

                  (d) If the date of such Borrowing is a Coverage Date, the Coverage Ratio on such date shall equal or exceed 115% and the Borrower shall have delivered to the Agent a certificate of a Financial Officer, dated the date of such Borrowing, setting forth a computation, in reasonable detail, of such Coverage Ratio.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date of such Borrowing as to the matters specified in paragraphs (b) and (c) of this Article IV.


                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

                  The Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect or the principal of or interest on any Loan, any Fees or any other expenses or amounts payable under any Loan Document shall be unpaid, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and will cause each of the Subsidiaries to:

                  SECTION 5.01. Financial Statements. In the case of the Borrower, furnish to the Agent:

                  (a) as soon as available, but not later than 120 days after the end of each fiscal year, a copy of the Consolidated Reports of the Borrower and its Subsidiaries for such fiscal year; and

                  (b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each year, a copy of the Consolidated Reports of the Borrower and its Subsidiaries for such fiscal quarter;

in each case certified by an appropriate Responsible Officer as being the complete and correct copies of the statements on such forms filed by the Borrower with the OCC.

                  SECTION 5.02. Certificates; Other Information. In the case of the Borrower, furnish to the Agent:

                  (a) concurrently with the delivery of the financial statements referred to in Sections 5.01(a) and (b) above, a certificate of a Responsible Officer (i) stating that, to such officer's knowledge, the Borrower, during such period, has observed, performed and fulfilled all of its covenants and other agreements, and satisfied every condition contained in the Loan Documents to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default except as specified (by applicable Section reference) in such certificate and (ii) showing in reasonable detail a calculation of (x) the Loss Ratio for the period of four fiscal quarters ending on the date of the latest balance sheet included in such financial statements, (y) Eligible Receivables as of the date of such balance sheet and (z) compliance with Sections 6.03 and 6.04;

                  (b) (i) promptly after the same are sent, copies of all financial statements and reports which the Parent sends generally to its shareholders in their capacities as such;

                (ii) promptly after the same are filed, copies of all financial statements and regular, periodic or special reports (except for the Form 8-K filed monthly for entities established in connection with Securitizations by the Parent or any of its subsidiaries) which the Parent may make to, or file with, the Securities and Exchange Commission or any successor or similar Governmental Authority, except for private filings which are not publicly available;

              (iii) promptly after the same are filed and to the extent not covered by clause (i) or (ii) above, copies of all regular, periodic reports that the Borrower may make to, or file with, the OCC, except for private filings which are not publicly available; and

                (iv) promptly, such additional public financial and other information as the Agent may from time to time reasonably request.

                  SECTION 5.03. Notices. Promptly give notice to the Agent and each Lender of:

                  (a) the occurrence of any Default or Event of Default;

                  (b) the filing or commencement of any action, suit or proceeding against the Borrower or any Subsidiary whether at law or equity or by or before any Governmental Authority, which is reasonably likely to result in a Material Adverse Effect; and

                  (c) any Material Adverse Effect.

                  Each notice pursuant to this Section shall be accompanied by a written statement by a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein, and stating what action the Borrower proposes to take with respect thereto and at what time. Each notice under
Section 5.03(a) shall describe with particularity any and all clauses or provisions of this Agreement that have been breached or violated.

                  SECTION 5.04. Preservation of Corporate Existence, etc. With respect to the Borrower, at all times be a national banking association validly existing and in good standing under the National Bank Act or a bank chartered under the applicable banking law of any state and be an insured bank and member bank of the Federal Deposit Insurance Corporation, under the Federal Deposit Insurance Act, and continue (and cause each of its Significant Subsidiaries) to preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation.

                  SECTION 5.05. Books and Records. Maintain proper books of record and account, in which full, true and correct entries in conformity with RAP and all Requirements of Law consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower and such Subsidiaries; and permit representatives of the Agent to discuss with representatives of the Borrower and its Significant Subsidiaries the affairs, finances, and accounts of the Borrower and such Significant Subsidiaries, at such times during normal business hours and as often as any of the Lenders may reasonably request.

                  SECTION 5.06. Compliance with Regulatory Standards. At all times comply with all applicable regulatory guidelines, policy statements, regulations or other Requirements of Law, except to the extent such noncompliance does not constitute a Material Adverse Effect.

                  SECTION 5.07. Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its taxes and other material obligations of whatever nature, except, without prejudice to the effectiveness of paragraph (f) of Article VII, for any taxes or other obligations when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with RAP with respect thereto have been provided on the books of the Borrower or any Subsidiary, as the case may be.

                  SECTION 5.08. Maintenance of Insurance. Substantially keep its insurable property insured (including pursuant to self insurance) in such minimum amounts and against at least such risks and covering such assets and at such levels as exist as of the Closing Date and maintain public liability insurance policies in amounts not less than $25,000,000.

                  SECTION 5.09. Employee Benefits. (a) Comply in all respects with the applicable provisions of ERISA and the Code where a failure to comply, individually or in the aggregate, could result in a Material Adverse Effect and
(b) furnish to the Agent (i) as soon as possible after, and in any event within 30 days after any Financial Officer of the Borrower or any ERISA Affiliate knows or has reason to know that, any Reportable Event has occurred that alone or together with any other Reportable Event could reasonably be expected to result in liability of the Borrower to the PBGC in an aggregate amount that could have a Material Adverse Effect, a statement of a Financial Officer of the Borrower setting forth details as to such Reportable Event and the action that the Borrower proposes to take with respect thereto, together with a copy of the notice, if any, of such Reportable Event given to the PBGC, (ii) promptly after receipt thereof, a copy of any notice that the Borrower or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) or to appoint a trustee to administer any such Plan or Plans where any such terminations or trustee appointments could in the aggregate result in a Material Adverse Effect and (iii) within 10 days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code a notice of failure to make a required installment or other payment with respect to a Plan, a statement of a Financial Officer of the Borrower setting forth details as to such failure and the action that the Borrower proposes to take with respect thereto, together with a copy of any such notice given to the PBGC.

                  SECTION 5.10. Capital Requirements. In the case of the Borrower at all times maintain such minimum amounts of capital as shall from time to time be required by, and otherwise comply with, the Capital Adequacy Regulations.


                                   ARTICLE VI

                               NEGATIVE COVENANTS

                  The Borrower covenants and agrees with each Lender and the Agent that, so long as this Agreement shall remain in effect or the principal of or interest on any Loan, any Fees or any other expenses or amounts payable under any Loan Document shall be unpaid, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, and will not cause or permit any of the Subsidiaries to:

                  SECTION 6.01. Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon or with respect to any Eligible Receivables or credit card or related plan receivables which would be Eligible Receivables but for a failure to comply with clause (i) or (iii) of the definition of the term "Eligible Receivables", whether now owned or hereafter acquired, provided, however, that the foregoing shall not prohibit:

                  (i) any Securitization of Eligible Receivables other than the Sellers' Retained Interests,

                  (ii) any Securitization of Sellers' Retained Interests, if such Securitization qualifies for sale treatment under RAP, or

                  (iii) any Securitization of Sellers' Retained Interests which does not qualify for sale treatment under RAP, provided, that, immediately after giving effect to such Securitization, the Coverage Ratio equals or exceeds 115%.

                  SECTION 6.02. Prohibition of Fundamental Changes. (a) Except with respect to Securitizations or repurchase agreements, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any of its assets or properties (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, if to do so would result in a Material Adverse Effect or if clause (c) of this Section 6.02 would be contravened thereby; provided, however, that the foregoing shall not preclude the sale of investment securities for then current market value.

                  (b) Merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of, any Person, except:

                  (i) any Significant Subsidiary may merge with the Borrower or any one or more Subsidiaries of the Borrower, provided that (A) if any transaction shall be between a Significant Subsidiary and the Borrower, the Borrower shall be the continuing or surviving corporation and (B) if any transaction shall be between a Subsidiary and a wholly-owned Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving corporation; and

                  (ii) any Significant Subsidiary of the Borrower may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Borrower or another Subsidiary; and

                  (iii) the Borrower or any Significant Subsidiary may merge or consolidate with or into any other corporation, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of related transactions), all or substantially all of the assets of the Borrower or such Significant Subsidiary, so long as:

                           (A) in the case of any such merger or consolidation
                  involving the Borrower, clause (c) of this Section 6.02 would not be contravened thereby, and either:

                                    (x) the Borrower is the surviving
                           corporation or

                                    (y) the corporation which is the surviving
                           corporation shall expressly assume the due and punctual payment and performance of the obligations of, and the performance of each covenant, agreement, and condition of this Agreement binding on, the Borrower and Continuing Directors shall constitute a majority of the Board of Directors of the surviving corporation, after giving effect to such merger or consolidation; and

                           (B) in the case of any such conveyance, transfer,
                  lease or other disposition involving the Borrower, clause (c) of this Section 6.02 would not be contravened thereby, and the Person to which such assets of the Borrower shall be sold shall expressly assume the due and punctual payment and performance of the obligations of, and the performance of each covenant, agreement, and condition of this Agreement binding upon, the Borrower and Continuing Directors shall constitute a majority of the Board of Directors of the Person to which such assets of the Borrower shall be sold after giving effect to such conveyance, transfer, lease, or other disposition; and

                           (C) in the case of any merger or consolidation
                  involving a Significant Subsidiary, either the surviving corporation shall be a Subsidiary after giving effect to such merger or consolidation or the consideration received by the Borrower and its Subsidiaries in connection with such transaction shall equal or exceed the fair market value of the equity interests in such Significant Subsidiary disposed of by the Borrower in such transaction, as reasonably determined by the Board of Directors of the Borrower; and

                           (D) in the case of any such conveyance, transfer,
                  lease or other disposition involving a Significant Subsidiary, the consideration received by the Borrower and its Subsidiaries in connection with such transaction shall equal or exceed the fair market value of the assets sold or disposed of, as reasonably determined by the Board of Directors of the Borrower;

provided, however, that immediately after giving effect to any transaction referred to in clause (i), (ii) or (iii) above, no Default or Event of Default shall have occurred and be continuing.

                  (c) In the case of the Borrower (including any successor pursuant to this Section 6.02) and the Borrower and its Subsidiaries taken as a whole, as a result of any transaction covered by this Section 6.02, cease to be predominantly engaged in the credit and other similar card business, other consumer loan business, and businesses which are related thereto or are reasonable extensions thereof.

                  SECTION 6.03. Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than the sum of (i) $760,000,000, plus (ii) 40% of the Borrower's consolidated net income, if positive, for the fiscal quarter ended December 31, 1996, plus (iii) 40% of the Borrower's consolidated net income, if positive, for each fiscal year that ends after December 31, 1996, plus (iv) if such date is not the last day of a fiscal year, 40% of the Borrower's consolidated net income, if positive, for the then elapsed portion of the current fiscal year ending on the last day of the fiscal quarter (if any) ending on or before such date.

                  SECTION 6.04. Past Due Receivables. Permit (x) as of the last day of any calendar month, the aggregate amount of Managed Credit Card Receivables that are 90 days or more past due plus (without duplication) the aggregate amount of Managed Credit Card Receivables that are on nonaccrual status, in each case for the Borrower and its Subsidiaries, to exceed (y) an amount equal to 6% of the aggregate amount of Managed Credit Card Receivables as of such day.

                  SECTION 6.05. Regulation U. In the event the proceeds of any Loans are used to purchase or carry Margin Stock, permit at any time more than 25% of the value (determined in accordance with Regulation U) of the assets which are subject to Section 6.01 or 6.02 to constitute Margin Stock.


                                   ARTICLE VII

                                EVENTS OF DEFAULT

                  Upon the occurrence of any of the following events ("Events of Default"):

                  (a) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; or

                  (b) default shall be made in the payment of any interest on any Loan or any Fee or any other amount (other than an amount referred to in paragraph (a) above) due hereunder, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five days; or

                  (c) any representation or warranty made or deemed made by the Borrower herein or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been false or misleading in any material respect on or as of the date made, deemed made or furnished; or

                  (d) the Borrower shall default in the observance or performance of any covenant, condition or agreement contained in Article VI; or

                  (e) the Borrower shall default in the observance or performance of any other covenant, condition or agreement contained in any Loan Document (other than those specified in (a), (b) or (d) above), and such default shall continue unremedied for a period of 30 days after notice of such default is given by the Agent or any Lender to the Borrower; or

                  (f) the Borrower or any Subsidiary shall (i) default in any payment of any amount of principal of or interest on any Indebtedness the aggregate principal amount of which Indebtedness is in excess of $25,000,000, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or
         (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness (in excess of $25,000,000 in the aggregate) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

                  (g) (i) the Borrower or any Significant Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, liquidation, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a conservator, receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Borrower or any Significant Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any Significant Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or in any such adjudication or appointment or (B) remains undismissed or undischarged for a period of 60 days; or (iii) there shall be commenced against the Borrower or any Significant Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such result which shall not have been vacated, discharged or stayed within 60 days from the entry thereof; or (iv) the Borrower or any Significant Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
         (i), (ii) or (iii) above;

                  (h) (i) a Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(1) of the Code), shall have occurred with respect to any Plan or Plans that could result in liability of the Borrower to the PBGC or to any Plan or Plans that could reasonably result in a Material Adverse Effect and, within 30 days after the reporting of any such Reportable Event to the Agent or after the receipt by the Agent of a statement required pursuant to Section 5.09(b)(iii), the Agent shall have notified the Borrower in writing that (A) the Required Lenders have made a determination that, on the basis of such Reportable Event or Reportable Events or the failure to make a required payment, there are reasonable grounds for the termination of such Plan or Plans by the PBGC, the appointment by the appropriate United States district court of a trustee to administer such Plan or Plans or the imposition of a lien in favor of a Plan and (B) as a result thereof an Event of Default exists hereunder; or (ii) a trustee shall be appointed by a United States district court to administer any such Plan or Plans and such appointment could reasonably result in a Material Adverse Effect; or
         (iii) the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any such Plan or Plans and such termination could reasonably result in a Material Adverse Effect; or

                  (i) one or more final judgments or decrees shall be entered against the Borrower or any Significant Subsidiary involving in the aggregate a liability (not paid or fully covered by insurance) of $25,000,000 or more and all such judgments or decrees shall not have been vacated, discharged or stayed within 30 days from entry thereof; or

                  (j) the Comptroller of the Currency shall, pursuant to 12 U.S.C. Section 55 or any successor statute, notify the Borrower that its capital stock has become impaired; or the Borrower shall cease to be an insured bank under the Federal Deposit Insurance Act, as amended, and the rules and regulations promulgated thereunder; or

                  (k) the Borrower shall be required (whether or not the time allowed by the appropriate federal Bank Regulatory Authority for the submission of such plan has been established or elapsed) to submit a capital restoration plan of the type referred to in 12 U.S.C. Section 1831o(b)(2)(C), as amended, reenacted or redesignated from time to time;

then, and in any such event, (a) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (g) above with respect to the Borrower, the Commitments shall immediately and automatically terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under any Loan Document shall immediately become due and payable, and (b) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under the Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable, in the case of each of (a) and (b), without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived notwithstanding anything contained herein or in any other Loan Document.

                                  ARTICLE VIII

                                    THE AGENT

                  In order to expedite the transactions contemplated by this Agreement, The Chase Manhattan Bank is hereby appointed to act as Agent on behalf of the Lenders. Each of the Lenders hereby irrevocably authorizes the Agent to take such actions on behalf of such Lender or holder and to exercise such powers as are specifically delegated to the Agent by the terms and provisions hereof, together with such actions and powers as are reasonably incidental thereto. The Agent is hereby expressly authorized by the Lenders, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders all payments of principal of and interest on the Loans and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to the Borrower of any Event of Default of which the Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender copies of all notices, financial statements and other materials delivered by the Borrower pursuant to this Agreement as received by the Agent.

                  Neither the Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his or her own gross negligence or willful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower of any of the terms, conditions, covenants or agreements contained in this Agreement. The Agent shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or other such instruments or agreements. The Agent may deem and treat the Lender which makes any Loan as the holder of the indebtedness resulting therefrom for all purposes hereof until it shall have received notice from such Lender, given as provided herein, of the transfer thereof. The Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. The Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrower on account of the failure of or delay in performance or breach by any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or the Borrower of any of their respective obligations hereunder or in connection herewith.
 The Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

                  The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

                  Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent acceptable to the Borrower. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent shall, on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 reasonably acceptable to the Borrower. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After the Agent's resignation, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

                  With respect to the Loans made by it hereunder, the Agent in its individual capacity and not as Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not the Agent, and the Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Agent.

                  Each Lender agrees (i) to reimburse the Agent, on demand, in the amount of its pro rata share (based on its Commitment hereunder or, if the Commitments shall have been terminated, the amount of its outstanding Loans) of any expenses incurred for the benefit of the Lenders by the Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, which shall not have been reimbursed by the Borrower and (ii) to indemnify and hold harmless the Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by it under this Agreement to the extent the same shall not have been reimbursed by the Borrower; provided that no Lender shall be liable to the Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent or any of its directors, officers, employees or agents.

                  Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any related agreement or any document furnished hereunder or thereunder. The Co-Syndication Agents, the Co-Arrangers and the Co-Agents, in their capacities as such, shall have no duties or responsibilities, and shall incur no liabilities, under this Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy as follows:

                  (a) if to the Borrower, to it at MBNA America Bank, N.A., 400 Christiana Road, Newark, DE 19713, Attention of Vernon H. C. Wright (Telecopy No. 302-456-8348) and Treasury Operations (Telecopy No. 302-456-8545);

                  (b) if to the Agent, to it at One Chase Manhattan Plaza, New York, New York 10081, Attention of Debra Mitchell, Loan and Agency Services Group, 8th Floor (Telecopy No. 212-552-5642); and

                  (c) if to a Lender, to it at its address (or telecopy number) set forth in the Administrative Questionnaire delivered to the Agent by such Lender in connection with the execution of this Agreement or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto or at such other address as shall be specified in writing by such Lender to the Agent from time to time.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 9.01.

                  SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated.

                  SECTION 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Agent and when the Agent shall have received copies hereof which, when taken together, bear the signatures of each Lender, and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior consent of all the Lenders.

                  SECTION 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, the Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                  (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender (other than any such Affiliate substantially all the business of which is a credit card business), the Borrower and the Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement, (iii) the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall not be less than $5,000,000 and the amount of the Commitment of such Lender remaining after such assignment shall not be less than $5,000,000 or shall be zero, (iv) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance, and a processing and recordation fee of $2,500 and (v) the assignee, if it shall not be a Lender, shall deliver to the Agent an Administrative Questionnaire. Upon acceptance by the Agent of any such Assignment and Acceptance, from and after the effective date specified in such Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto (but shall continue to be entitled to the benefits of Sections 2.13, 2.15, 2.19 and 9.05, as well as to any Fees accrued for its account hereunder and not yet paid)) and (C) Schedule 2.01 shall be deemed amended to give effect to the assignment effected thereby. Notwithstanding the foregoing, any Lender assigning its rights and obligations under this Agreement may retain any Competitive Loans made by it outstanding at such time, and in such case shall retain its rights hereunder in respect of any Loans so retained until such Loans have been repaid in full in accordance with this Agreement.

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim created by it, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other instrument or document furnished pursuant hereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto or the financial condition of the Borrower or the performance or observance by the Borrower of any obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to
Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) The Agent shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and the principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by each party hereto, at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee together with an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above and, if required, the written consent of the Borrower to such assignment, the Agent shall (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register.

                  (f) Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) each participating bank or other entity shall be entitled to the benefit of the cost protection provisions contained in Sections 2.13, 2.14, 2.15 and 2.19 to the same extent as if it were the selling Lender (and limited to the amount that could have been claimed by the selling Lender had it continued to hold the interest of such participating bank or other entity), except that all claims made pursuant to such Sections shall be made through such selling Lender, and (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such selling Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and to approve, without the consent of or consultation with any participant, any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers which would decrease the Fees payable hereunder or increase the amount of principal of or decrease the rate at which interest is payable on the Loans, or extend the dates fixed for payments of principal of or interest on the Loans or
Fees).

                  (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section , disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender; provided that, prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of any such information.

                  (h) The Borrower shall not assign or delegate any rights and duties hereunder without the prior written consent of all Lenders.

                  (i) Any Lender may at any time pledge all or any portion of its rights under this Agreement to a Federal Reserve Bank without the consent of the Agent or the Borrower; provided that no such pledge shall release any Lender from its obligations hereunder or substitute any such Federal Reserve Bank for such Lender as a party hereto. In order to facilitate such an assignment to a Federal Reserve Bank, the Borrower shall, at the request of the assigning Lender, duly execute and deliver to the assigning Lender a promissory note or notes evidencing the Loans made to the Borrower by the assigning Lender hereunder.

                  SECTION 9.05. Expenses; Indemnity. (a) The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Agreement or any amendments, modifications or waivers of the provisions hereof, or incurred by the Agent or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement or any other Loan Document or in connection with the Loans made hereunder, including the reasonable fees and disbursements of counsel for the Agent and an additional counsel for the other Lenders (including, the reasonable allocated costs of in-house counsel) and, in addition, fees and disbursements of appropriate local counsel.

                  (b) The Borrower agrees to indemnify the Agent, each Lender, each of their Affiliates and the directors, officers, employees and agents of the foregoing (each such Person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses (including the reasonable allocated costs of in-house counsel), incurred by or asserted against any Indemnitee arising out of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) the use of the proceeds of the Loans or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are finally determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee or arose as a result of a dispute between the Agent or any of the Lenders or any litigation brought by any securityholder of the Agent or the Lenders in its capacity as such.

                  (c) The provisions of this Section and of Sections 2.13(b), 2.13(c), 2.13(d), 2.13(e) and 2.15 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any investigation made by or on behalf of the Agent or any Lender. All amounts due under this Section shall be payable on written demand therefor.

                  SECTION 9.06. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9.07. Waivers; Amendment. (a) No failure or delay of the Agent or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or consent to any departure therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or any Subsidiary in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender affected thereby, (ii) increase or extend the duration of the Commitment or decrease the amount or extend the date of payment of the Facility Fee of any Lender without the prior written consent of such Lender, or (iii) amend or modify the provisions of Section 2.11(d), 2.16 or 9.04(h), the provisions of this Section or the definition of "Required Lenders", in each case without the prior written consent of each Lender; provided further, however, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent hereunder without the prior written consent of the Agent. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section and any consent by any Lender pursuant to this Section shall bind any prospective assignee or participant of its rights and interests hereunder.

                  SECTION 9.08. Entire Agreement. This Agreement constitutes the entire contract among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  SECTION 9.09. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 9.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 9.03.

                  SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 9.12. Right of Setoff. If an Event of Default shall have occurred and be continuing and the Loans shall have been accelerated pursuant to Article VII, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after such setoff and application made by such Lender, but the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

                  SECTION 9.13. Jurisdiction; Consent to Service of Process. (a) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or

Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
 Subject to the foregoing and to paragraph (b) below, nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement against any other party hereto in the courts of any jurisdiction.

                  (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 9.14. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION IN THIS SECTION.

                  SECTION 9.15 Confidentiality. Each Lender agrees (a) to keep confidential any written or oral information (i) provided to it by or on behalf of the Borrower or any of its Subsidiaries pursuant to or in connection with this Agreement or (ii) obtained by such Lender based on a review of the books and records of the Borrower or any of its Subsidiaries and (b) to use such information on its own behalf solely in connection with such Lender's administration of its Commitment and Loans; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to the Agent or any other Lender, (ii) to any prospective transferee which agrees to comply with the provisions of this Section and, in the case of a prospective assignee, the Borrower shall have consented to such prospective assignment pursuant to Section 9.04(b), (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors, (iv) to such of the officers, directors, employees, agents, independent auditors and representatives of such Lender or any of its Affiliates as need to know such information in connection with such Lender's administration of its Commitment and Loans (provided such persons referred to in the foregoing clauses (b)(i), (ii), (iii) and (iv) are informed of the confidential nature of the information and the restrictions imposed by this subsection), (v) upon the request or demand of any Governmental Authority having jurisdiction over such

Lender, (vi) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law or
(vii) to the extent necessary or advisable in connection with any suit, action or proceeding in connection with the enforcement of rights hereunder, provided that such Lender shall give the Borrower prior notification of such disclosure to the extent the Borrower is not a party to such proceeding.


                  IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                            MBNA AMERICA BANK, N.A.,

                                             by
                                               /s/ Thomas D. Wren
                                               --------------------
                                               Name:  Thomas D. Wren
                                               Title: Senior Executive
                                                      Vice President and
                                                      Treasurer


                                            THE CHASE MANHATTAN BANK,
                                            individually and as Agent,

                                             by
                                               /s/ Roger A. Parker
                                               ----------------------
                                               Name:  Roger A. Parker
                                               Title: Vice President

                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION,
                                            individually and as Co-
                                            Syndication Agent,

                                             by
                                              /s/ Charlene A. Davidson
                                              ------------------------
                                              Name: Charlene A. Davidson
                                              Title: Managing Director


                                            MORGAN GUARANTY TRUST COMPANY
                                            OF NEW YORK, individually and
                                            as Co-Syndication Agent,

                                             by
                                               /s/ James Dwyer
                                               -----------------------
                                               Name:  James Dwyer
                                               Title: Vice President


                                             THE BANK OF NEW YORK,
                                             individually and as Co-
                                             Arranger,

                                             by
                                               /s/ David C. Dobbins
                                               -----------------------
                                               Name:  David C. Dobbins
                                               Title: Vice President


                                            BARCLAYS BANK PLC,
                                            individually and as Co-
                                            Arranger,

                                             by
                                               /s/ Karen M. Wagner
                                               -----------------------
                                               Name:  Karen M. Wagner
                                               Title: Associate Director

                                            DEUTSCHE BANK AG, NEW YORK
                                            AND/OR CAYMAN ISLAND BRANCHES,
                                            individually and as Co-
                                            Arranger,

                                             by
                                              /s/ Gayma Z. Shivnarain
                                              -------------------------
                                              Name: Gayma Z. Shivnarain
                                              Title: Vice President


                                             by
                                               /s/ Dale F. Oberst
                                               -----------------------
                                               Name:  Dale F. Oberst
                                               Title: Associate


                                            NATIONSBANK OF TEXAS, N.A.,
                                            individually and as Co-
                                            Arranger,

                                             by
                                               /s/ Kate Galletly
                                               -----------------------
                                               Name:  Kate Galletly
                                               Title: Senior Vice
                                                   President


                                            ABN AMRO BANK N.V. NEW YORK
                                            BRANCH, individually and as
                                            Co-Agent,

                                             by
                                               /s/ Victor J. Fennon
                                               -----------------------
                                               Name:  Victor J. Fennon
                                               Title: Vice President

                                             by
                                               /s/ David W. Eastep
                                               -----------------------
                                               Name:  David W. Eastep
                                               Title: Assistant Vice
                                                     President


                                            CAISSE NATIONALE DE CREDIT
                                            AGRICOLE,

                                             by
                                              /s/ Katherine L. Abbott
                                               -----------------------
                                              Name: Katherine L. Abbott
                                              Title: First Vice President

                                            CIBC, INC., individually and
                                            as Co-Agent,

                                             by
                                               /s/ Gerald Girardi
                                               ---------------------------------
                                               Name:  Gerald Girardi
                                               Title: Director, CIBC Wood
                                                      Gundy Securities
                                                      Corp. as Agent


                                            COMMERZBANK
                                            AKTIENGESELLSCHAFT,
                                            individually and as Co-Agent,

                                             by
                                               /s/ Juergen Schmieding
                                               Name:  Juergen Schmieding
                                               Title: Vice President


                                             by
                                               /s/ Andrew R. Campbell
                                               Name:  Andrew R. Campbell
                                               Title: Assistant Treasurer


                                            CREDIT LYONNAIS NEW YORK
                                            BRANCH, individually and as
                                            Co-Agent,

                                             by
                                               /s/ Renaud d'Herbes
                                               ------------------------------
                                               Name:  Renaud d'Herbes
                                               Title: Senior Vice
                                                      President


                                            CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH, individually and as
                                            Co-Agent,

                                             by
                                               -----------------------------
                                               Name:
                                               Title:

                                            THE FIRST NATIONAL BANK OF
                                            CHICAGO, individually and as
                                            Co-Agent,

                                             by
                                              /s/ Robert E. O'Connell
                                              ------------------------------
                                               Name:  Robert E. O'Connell
                                               Title: Authorized Agent
                                                  Vice President


                                             LLOYDS BANK, PLC, individually
                                             and as Co-Agent,

                                             by
                                               /s/ Theodore R. Walser
                                              ------------------------------
                                               Name:  Theodore R. Walser
                                               Title: Senior Vice
                                                      President

                                             by
                                               /s/ Stephen J. Attree
                                              ------------------------------
                                               Name:  Stephen J. Attree
                                               Title: Assistant Vice
                                                      President


                                            BANK OF TOYKO-MITSUBISHI TRUST
                                            COMPANY, individually and as
                                            Co-Agent,

                                             by
                                                /s/ J. Bruce Meredith
                                              ------------------------------
                                               Name:  J. Bruce Meredith
                                               Title: Senior Vice
                                                      President and
                                                      Manager


                                            THE NORINCHUKIN BANK,
                                            individually and as Co-Agent,

                                             by
                                               /s/ Ichiro Uchida
                                              ------------------------------
                                               Name:  Ichiro Uchida
                                               Title: Joint General
                                                      Manager

                                            SOCIETE GENERALE, individually and
                                            as Co-Agent,

                                            by
                                              /s/ Emilio L. Martinez
                                              ---------------------------------
                                              Name: Emilio L. Martinez
                                              Title: Vice President


                                            UNION BANK OF SWITZERLAND, NEW
                                            YORK BRANCH, individually and
                                            as Co-Agent,

                                             by
                                               /s/ Didier Magloire
                                              ---------------------------------
                                               Name:  Didier Magloire
                                               Title: Vice President

                                             by
                                               /s/ Robert Mendeles
                                              ---------------------------------
                                               Name:  Robert Mendeles
                                               Title: Vice President


                                            THE BANK OF NOVA SCOTIA,

                                             by
                                               /s/ Paul A. Schultz
                                              ---------------------------------
                                               Name:   Paul A. Schultz
                                               Title:  Vice President


                                            BANKERS TRUST COMPANY,

                                             by
                                               /s/ Cynthia Berge-O'Keeffe
                                              ---------------------------------
                                               Name:  Cynthia Berge-
                                                      O'Keeffe
                                               Title: Managing Director

                                            BAYERISCHE LANDESBANK CAYMAN
                                            ISLANDS BRANCH,


                                             by
                                               /s/ Wilfried Freudenberger
                                               --------------------------
                                               Name:   Wilfried
                                                       Freudenberger
                                               Title:  Executive Vice
                                                       President and
                                                       General Manager

                                             by
                                               /s/ Peter Obermann
                                               --------------------------
                                               Name:  Peter Obermann
                                               Title: Senior Vice
                                                      President Manager
                                                      Lending Division


                                            BAYERISCHE VEREINSBANK AG
                                            NEW YORK BRANCH,

                                             by
                                               /s/ David McCollum
                                               --------------------------
                                               Name:  David McCollum
                                               Title: Vice President

                                             by
                                               /s/ Mark Sadok
                                               --------------------------
                                               Name:  Mark Sadok
                                               Title: Vice President


                                            CORESTATES BANK, N.A.,

                                             by
                                               /s/ Ward S. Johnson
                                               --------------------------
                                               Name:  Ward S. Johnson
                                               Title: Vice President

                                            CREDIT SUISSE,

                                             by
                                               /s/ Bruce T. Miller
                                               --------------------------
                                               Name:   Bruce T. Miller
                                               Title:  Member of Senior
                                                       Management

                                             by
                                               /s/ Jay Chall
                                               --------------------------
                                               Name:   Jay Chall
                                               Title:  Director


                                            THE DAI-ICHI KANGYO BANK,
                                            LIMITED, CHICAGO BRANCH,

                                             by
                                               /s/ Seiichiro Ino
                                               --------------------------
                                               Name:   Seiichiro Ino
                                               Title:  Vice President


                                            DEN DANSKE BANK,

                                             by
                                               /s/ Sonia Kataria
                                               --------------------------
                                               Name:   Sonia Kataria
                                               Title:  Vice President


                                            DG BANK DEUTSCHE
                                            GENOSSENSCHAFTSBANK,

                                             by
                                              /s/ Bruce Ritz
                                               --------------------------
                                               Name:  Bruce Ritz
                                               Title: Vice President

                                             by
                                               /s/ Karen A. Brinkman
                                               --------------------------
                                               Name:  Karen A. Brinkman
                                               Title: Vice President

                                            DRESDNER BANK AG,

                                             by
                                               /s/ Jonathan J. Wallin
                                               --------------------------
                                               Name:  Jonathan J. Wallin
                                               Title: Assistant Vice
                                                      President

                                             by
                                               /s/ Richard G. Reilly
                                               --------------------------
                                               Name:  Richard G. Reilly
                                               Title: Vice President


                                            FIRST NATIONAL BANK OF
                                            MARYLAND,

                                             by
                                               /s/ Marion I. Knott
                                               --------------------------
                                               Name:  Marion I. Knott
                                               Title: Vice President


                                            THE FUJI BANK LIMITED,

                                             by
                                              /s/ Masanobu Kobayashi
                                               --------------------------
                                               Name:  Masanobu Kobayashi
                                               Title: Vice President and
                                                      Manager


                                            THE INDUSTRIAL BANK OF JAPAN
                                            LIMITED,

                                             by
                                               /s/ Masahiro Ito
                                               --------------------------
                                               Name:  Masahiro Ito
                                               Title: Senior Vice
                                                      President


                                            KREDIETBANK N.V.,

                                             by
                                               /s/ Robert Snauffer
                                               --------------------------
                                               Name:  Robert Snauffer
                                               Title: Vice President

                                             by
                                               /s/ Patrick J. Owens
                                               --------------------------
                                               Name:  Patrick J. Owens
                                               Title: Vice President

                                            MELLON BANK, N.A.,

                                             by
                                               /s/ Gilbert B. Mateer
                                               --------------------------
                                               Name:  Gilbert B. Mateer
                                               Title: Vice President


                                            BANK OF MONTREAL,

                                             by
                                               /s/ Inba Ponnusamy
                                               --------------------------
                                               Name:  Inba Ponnusamy
                                               Title: Director


                                            BANCA MONTE DEI PASCHI DI
                                            SIENA, SPA,

                                             by
                                               /s/ G. Natalicchi
                                               --------------------------
                                               Name:  G. Natalicchi
                                               Title: Senior Vice
                                                      President and
                                                      General Manager

                                             by
                                               /s/ Brian R. Landy
                                               --------------------------
                                               Name:  Brian R. Landy
                                               Title: Vice President


                                            THE NORTHERN TRUST COMPANY,

                                             by
                                               /s/ James F. T. Monhart
                                               --------------------------
                                               Name:  James F. T. Monhart
                                               Title: Vice President


                                            PNC BANK, N.A.,

                                             by
                                               /s/ Emery D. Holloway
                                               --------------------------
                                               Name:  Emery D. Holloway
                                               Title: Vice President

                                            ROYAL BANK OF CANADA,

                                             by
                                               /s/ John F. Hopper
                                               --------------------------
                                               Name:  John F. Hopper
                                               Title: Manager

                                            ROYAL BANK OF SCOTLAND, PLC,

                                             by
                                               /s/ Derek Bonnar
                                               --------------------------
                                               Name:  Derek Bonnar
                                               Title: Vice President


                                            THE SAKURA BANK, LIMITED,

                                             by
                                               /s/ Yasumasa Kikuchi
                                               --------------------------
                                               Name:  Yasumasa Kikuchi
                                               Title: Senior Vice
                                                      President


                                            THE SANWA BANK LIMITED,

                                             by
                                               /s/ Frank Dattalo
                                               --------------------------
                                               Name:  Frank Dattalo
                                               Title: Assistant Vice
                                                      President


                                            THE SUMITOMO BANK, LIMITED,
                                            NEW YORK BRANCH,

                                             by
                                               /s/ Yoshinori Kawamura
                                               --------------------------
                                               Name:  Yoshinori Kawamura
                                               Title: Joint General
                                                      Manager

                                            WESTDEUTSCHE LANDESBANK
                                            GIROZENTRALE, NEW YORK AND CAYMAN
                                            ISLAND BRANCHES,

                                             by
                                               /s/ Lillian Tung Lum
                                               --------------------------
                                               Name:   Lillian Tung Lum
                                               Title:  Vice President

                                             by
                                               /s/ Laura Spichiger
                                               --------------------------
                                               Name:  Laura Spichiger
                                               Title: Associate


                                            THE YASUDA TRUST AND BANKING
                                            COMPANY, LIMITED,

                                             by
                                              /s/ Rohn Laudenschlager
                                               --------------------------
                                               Name:  Rohn Laudenschlager
                                               Title: Senior Vice
                                                      President

                                                                    EXHIBIT A TO
                                                             AMENDMENT AGREEMENT



                              AMENDED AND RESTATED
                             COMPETITIVE ADVANCE AND
                       REVOLVING CREDIT FACILITY AGREEMENT




                          Dated as of January 15, 1997



                                      Among


                            MBNA AMERICA BANK, N.A.,

                            THE LENDERS NAMED HEREIN,


                                       and


                       THE CHASE MANHATTAN BANK, as Agent

                                TABLE OF CONTENTS

Article               Section                                                                   Page
-------               -------                                                                   ----
                I.    DEFINITIONS


                      1.01  Defined Terms ...................................................      1
                      1.02  Terms Generally..................................................     20
                      1.03  Accounting Terms.................................................     20


               II.    THE CREDITS


                      2.01  Commitments .....................................................     21
                      2.02  Loans ...........................................................     22
                      2.03  Competitive Bid Procedure                                             23
                      2.04  Revolving Credit Borrowing
                              Procedure .....................................................     26
                      2.05  Conversion and Continuation
                              of Revolving Credit Borrowings ................................     27
                      2.06  Fees ............................................................     29
                      2.07  Repayment of Loans; Evidence
                              of Debt .......................................................     30
                      2.08  Interest on Loans ...............................................     31
                      2.09  Default Interest ................................................     32
                      2.10  Alternate Rate of Interest ......................................     32
                      2.11  Termination, Reduction and
                              Extension of Commitments.......................................     33
                      2.12  Prepayment ......................................................     35
                      2.13  Reserve Requirements; Change in
                              Circumstances .................................................     36
                      2.14  Change in Legality...............................................     38
                      2.15  Indemnity .......................................................     39
                      2.16  Pro Rata Treatment...............................................     40
                      2.17  Sharing of Setoffs...............................................     41
                      2.18  Payments.........................................................     42
                      2.19  Taxes............................................................     42
                      2.20  Duty to Mitigate; Assignment of  Commitments Under Certain
                              Circumstances .................................................     46

              III.    REPRESENTATIONS AND WARRANTIES


                      3.01  Corporate Existence and Power ...................................     47
                      3.02  Corporate Authorization;
                              No Contravention ..............................................     48
                      3.03  Governmental Authorization.......................................     48
                      3.04  Binding Effect ..................................................     48

Article               Section                                                        Page
-------               -------                                                        ----
                      3.05  Litigation .......................................        49
                      3.06  No Default  ......................................        49
                      3.07  Employee Benefit Plans............................        49
                      3.08  Use of Proceeds ..................................        50
                      3.09  Taxes ............................................        50
                      3.10  Financial Condition...............................        50
                      3.11  Regulated Entities................................        51
                      3.12  Federal Reserve Regulations.......................        51
                      3.13  No Material Misstatements.........................        51
                      3.14  Environmental and Safety Matters..................        52


               IV.    CONDITIONS OF LENDING...................................        52


                V.    AFFIRMATIVE COVENANTS


                      5.01  Financial Statements..............................        53
                      5.02  Certificates; Other
                              Information ....................................        53
                      5.03  Notices...........................................        54
                      5.04  Preservation of Corporate
                              Existence, etc..................................        55
                      5.05  Books and Records.................................        55
                      5.06  Compliance with Regulatory                                55
                              Standards.......................................
                      5.07  Payment of Obligations............................        55
                      5.08  Maintenance of Insurance..........................        56
                      5.09  Employee Benefits.................................        56
                      5.10  Capital Requirements..............................        56


               VI.    NEGATIVE COVENANTS


                      6.01  Limitation on Liens...............................        57
                      6.02  Prohibition of Fundamental
                              Changes.........................................        57
                      6.03  Consolidated Tangible
                              Net Worth.......................................

                                                                                      60
                      6.04  Past Due Receivables..............................        60
                      6.05  Regulation U......................................        60


              VII.    EVENTS OF DEFAULT ......................................        60


             VIII.    THE AGENT ..............................................        64


               IX.    MISCELLANEOUS


                      9.01  Notices...........................................        67
                      9.02  Survival of Agreement.............................        68

Article               Section                                                  Page
-------               -------                                                  ----
                      9.03  Binding Effect....................................  68
                      9.04  Successors and Assigns............................  68
                      9.05  Expenses; Indemnity...............................  72
                      9.06  Applicable Law....................................  73
                      9.07  Waivers; Amendment................................  73
                      9.08  Entire Agreement..................................  74
                      9.09  Severability......................................  74
                      9.10  Counterparts......................................  75
                      9.11  Headings..........................................  75
                      9.12  Right of Setoff...................................  75
                      9.13  Jurisdiction; Consent to Service
                              of Process .....................................  75
                      9.14  Waiver of Jury Trial..............................  76
                      9.15  Confidentiality ..................................  76




Exhibits
--------

Exhibit A-1           Form of Competitive Bid Request
Exhibit A-2           Form of Notice of Competitive Bid Request
Exhibit A-3           Form of Competitive Bid
Exhibit A-4           Form of Competitive Bid Accept/Reject Letter
Exhibit A-5           Form of Revolving Credit Request
Exhibit B             Form of Administrative Questionnaire
Exhibit C             Form of Assignment and Acceptance



Schedules
---------

Schedule 2.01         Lenders and Commitments

                                                                   Schedule 2.01


                                MBNA ALLOCATIONS

Lender                                                                Commitment
------                                                                ----------

The Chase Manhattan Bank                                             $80,000,000

Bank of America NT&SA                                                 70,000,000
Morgan Guaranty Trust Company of New York                             70,000,000

The Bank of New York                                                  65,000,000
Barclays Bank PLC                                                     65,000,000
Commerzbank AG                                                        65,000,000
Deutsche Bank AG                                                      65,000,000
Lloyds Bank Plc                                                       65,000,000
NationsBank                                                           65,000,000

ABN AMRO Bank N.V                                                     60,000,000
Bank of Tokyo - Mitsubishi Trust Company                              60,000,000
CIBC, Inc.                                                            60,000,000
Credit Lyonnais                                                       60,000,000
The First National Bank of Chicago                                    60,000,000
The Norinchukin Bank                                                  60,000,000
Societe Generale                                                      60,000,000
Union Bank of Switzerland                                             60,000,000

The Sakura Bank, Limited                                              50,000,000
The Sumitomo Bank, Limited                                            50,000,000
Westdeutsche Landesbank Girozentrale                                  50,000,000
Bankers Trust Company                                                 45,000,000
Caisse Nationale de Credit Agricole                                   45,000,000
Dresdner Bank AG                                                      45,000,000
The Industrial Bank of Japan, Limited                                 45,000,000
Mellon Bank, N.A                                                      40,000,000
The Royal Bank of Scotland plc                                        40,000,000
Bayerische Landesbank                                                 35,000,000

Lender                                                                Commitment
------                                                                ----------

The Dai-Ichi Kangyo Bank, Ltd.                                        35,000,000
DG Bank                                                               35,000,000
The First National Bank of Maryland                                   35,000,000
The Fuji Bank, Limited                                                35,000,000
Kredietbank NV                                                        35,000,000
The Yasuda Trust & Banking Co., Ltd.                                  35,000,000
Banca Monte dei Paschi di Siena SpA                                   25,000,000
Bank of Montreal                                                      25,000,000
Bayerische Vereinsbank AG                                             25,000,000
CoreStates Bank, N.A                                                  25,000,000
Credit Suisse                                                         25,000,000
Den Danske Bank                                                       25,000,000
PNC Bank, N.A                                                         25,000,000
Royal Bank of Canada                                                  25,000,000
The Sanwa Bank, Limited                                               25,000,000
The Bank of Nova Scotia                                               15,000,000
The Northern Trust Company                                            15,000,000
                                                                  --------------
Total                                                             $2,000,000,000

                                                                     EXHIBIT A-1

                         FORM OF COMPETITIVE BID REQUEST


The Chase Manhattan Bank, as Agent for
the Lenders referred to below,
270 Park Avenue
New York, N.Y.  10017
                                                                          [Date]
Attention:

Dear Ladies and Gentlemen:

         The undersigned, MBNA America Bank, N.A. (the "Borrower"), refers to the Amended and Restated Competitive Advance and Revolving Credit Facility Agreement dated as of January 15, 1997 (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrower, the Lenders parties thereto and The Chase Manhattan Bank, as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.03(a) of the Credit Agreement that it requests a Competitive Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Competitive Borrowing is requested to be made:

(A)  Date of Competitive Borrowing
     (which is a Business Day)                       ____________________

(B)  Principal Amount of
     Competitive Borrowing 1/                        ____________________

(C)  Interest rate basis 2/                          ____________________

(D)  Interest Period and the last
     day thereof 3/                                  ____________________


         Upon acceptance of any or all of the Loans offered by the Banks in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.01(b) and (c) of the Credit Agreement have been satisfied.


                                             Very truly yours,

                                             MBNA America Bank, N.A.


                                       by
                                             _____________________________
                                             Title:  [Responsible Officer]



     __________________

     1/ Not less than $5,000,000 (and in integral multiples of $1,000,000) and not greater than the Total Commitment then available.

     2/ Eurodollar Loan or Fixed Rate Loan.

     3/ Which shall be subject to the definition of "Interest Period" and end not later than the Maturity Date.

                                                                     EXHIBIT A-2



                    FORM OF NOTICE OF COMPETITIVE BID REQUEST


[Name of Lender]
[Address]
                                                                          [Date]
Attention:

Dear Ladies and Gentlemen:

         Reference is made to the Amended and Restated Competitive Advance and Revolving Credit Facility Agreement dated as of January 15, 1997 (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"), among MBNA America Bank, N.A. (the "Borrower"), the Lenders parties thereto and The Chase Manhattan Bank, as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower made a Competitive Bid Request on [ ], 199[ ], pursuant to Section 2.03(a) of the Credit Agreement, and in that connection you are invited to submit a Competitive Bid by [Date]/[Time]. 4/ Your Competitive Bid must comply with Section 2.03(b) of the Credit Agreement and the terms set forth below on which the Competitive Bid Request was made:

(A)  Date of Competitive Borrowing          ____________________

(B)  Principal amount of
     Competitive Borrowing                  ____________________

(C)  Interest rate basis                    ____________________

(D)  Interest Period and the last
     day thereof                            ____________________



                                             Very truly yours,

                                             THE CHASE MANHATTAN BANK, as Agent,

                                             by ________________________________
                                                Title:



     __________________

     4/ The Competitive Bid must be received by the Agent (i) in the case of Eurodollar Loans, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing, and (ii) in the case of Fixed Rate Loans, not later than 9:30 a.m., New York City time, on the Business Day of a proposed Competitive Borrowing.

                                                                     EXHIBIT A-3



                             FORM OF COMPETITIVE BID


The Chase Manhattan Bank, as Agent for
the Lenders referred to below,
270 Park Avenue
New York, N.Y.  10017
                                                                          [Date]
Attention:

Dear Ladies and Gentlemen:

         The undersigned, [Name of Lender], refers to the Amended and Restated Competitive Advance and Revolving Credit Facility Agreement dated as of January 15, 1997 (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"), among MBNA America Bank, N.A. (the "Borrower"), the Lenders parties thereto and The Chase Manhattan Bank, as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby makes a Competitive Bid pursuant to Section 2.03(b) of the Credit Agreement, in response to the Competitive Bid Request made by the Borrower on [ ], 199[ ], and in that connection sets forth below the terms on which such Competitive Bid is made:


(A)  Principal Amount 5/                    ____________________

(B)  Competitive Bid Rate 6/                ____________________

(C)  Interest Period and last
     day thereof                            ____________________

         The undersigned hereby confirms that it is prepared, subject to the conditions set forth in the Credit Agreement, to extend credit to the Borrower upon acceptance by the Borrower of this Competitive Bid in accordance with
Section 2.03(d) of the Credit Agreement.


                                            Very truly yours,

                                            [NAME OF LENDER],

                                             by ________________________________
                                                Title:



     __________________

     5/ Not less than $5,000,000 and not greater than the requested Competitive
        Borrowing and in integral multiples of $1,000,000. Multiple bids will be accepted by the Agent.

     6/ i.e., LIBO Rate + or - [ ]%, in the case of Eurodollar Loans or [ ]%, in the case of Fixed Rate Loans.

                                                                     EXHIBIT A-4



                  FORM OF COMPETITIVE BID ACCEPT/REJECT LETTER


                                                                          [Date]


The Chase Manhattan Bank, as Agent for
the Lenders referred to below
270 Park Avenue
New York, N.Y. 10017
Attention:  [                        ]

Dear Ladies and Gentlemen:

         The undersigned, MBNA America Bank, N.A. (the "Borrower"), refers to the Amended and Restated Competitive Advance and Revolving Credit Facility Agreement dated as of January 15, 1997 (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrower, the Lenders parties thereto and The Chase Manhattan Bank, as Agent for the Lenders.

         In accordance with Section 2.03(c) of the Credit Agreement, we have received a summary of Competitive Bids in connection with our Competitive Bid Request dated [ ], 199[ ] and in accordance with Section 2.03(d) of the Credit Agreement, we hereby accept the following Competitive Bids for maturity on [date]:

Principal Amount           Fixed Rate/Margin         Lender
----------------           -----------------         ------
      $                    [%]/[+/-.   %]
      $


We hereby reject the following Competitive Bids:

Principal Amount           Fixed Rate/Margin         Lender
----------------           -----------------         ------
      $                    [%]/[+/-.   %]
      $


         The $              should be deposited in the Borrower's account
[account number] on [date].


                                             Very truly yours,

                                             MBNA AMERICA BANK, N.A.

                                             by ________________________________
                                                Name:
                                                Title:

                                                                     EXHIBIT A-5



                   FORM OF REVOLVING CREDIT BORROWING REQUEST


The Chase Manhattan Bank, as Agent for the
Lenders referred to below,
270 Park Avenue
New York, N.Y.  10017
                                                                          [Date]
Attention:

Dear Ladies and Gentlemen:

         The undersigned, MBNA America Bank, N.A. (the "Borrower"), refers to the Amended and Restated Competitive Advance and Revolving Credit Facility Agreement dated as of January 15, 1997 (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrower, the Lenders parties thereto and The Chase Manhattan Bank, as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.04 of the Credit Agreement that it requests a Revolving Credit Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Revolving Credit Borrowing is requested to be made:


(A)      Date of Revolving Credit           ____________________
         Borrowing (which is a Business
         Day)

(B)      Principal Amount of Revolving      ____________________
         Credit Borrowing 7/

(C)      Interest rate basis 8/             ____________________

(D)      Interest Period and the last day   ____________________
         thereof 9/

         Upon acceptance of any or all of the Loans made by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.01(b) and (c) of the Credit Agreement have been satisfied.


                                             Very truly yours,

                                             MBNA America Bank, N.A.


                                             by ________________________________
                                                Title: [Responsible Officer]



     __________________

     7/ Not less than $5,000,000 (and in integral multiples of $1,000,000) and not greater than the Total Commitment then available.

     8/ Eurodollar Loan or ABR Loan.

     9/ Which shall be subject to the definition of "Interest Period" and end not later than the Maturity Date.

                                                                       EXHIBIT B



The Chase Manhattan Bank
One Chase Manhattan Plaza
8th Floor
New York, NY 10081
212/552-7400
Fax 212/552-5658
Telex 353006 ABSC NYK


                             MBNA AMERICA BANK, N.A.
                          ADMINISTRATIVE QUESTIONNAIRE


Please accurately complete the following information and return via FAX to the attention of Katherine Wolf at The Chase Manhattan Bank as soon as possible.

FAX Number:  212-552-5658

LEGAL NAME TO APPEAR IN DOCUMENTATION:

________________________________________________________________________________

GENERAL INFORMATION - DOMESTIC LENDING OFFICE:

Institution Name:  _____________________________________________________________

Street Address:  _______________________________________________________________

City, State, Zip Code:  ________________________________________________________

GENERAL INFORMATION - EURODOLLAR LENDING OFFICE:

Institution Name:  _____________________________________________________________

Street Address:  _______________________________________________________________

City, State, Zip Code:  ________________________________________________________

CONTACTS/NOTIFICATION METHODS:

CREDIT CONTACTS:

Primary Contact:  ______________________________________________________________

Street Address:  _______________________________________________________________

City, State, Zip Code:  ________________________________________________________

Phone Number:  _________________________________________________________________

FAX Number:  ___________________________________________________________________

Backup Contact:  _______________________________________________________________

Street Address:  _______________________________________________________________

City, State, Zip Code:  ________________________________________________________

Phone Number:  _________________________________________________________________

FAX Number:  ___________________________________________________________________

TAX WITHHOLDING:

         Non Resident Alien _____ Y* _____ N
         * Form 4224 Enclosed
         Tax ID Number ___________

CONTACTS/NOTIFICATION METHODS:

ADMINISTRATIVE CONTACTS - BORROWINGS, PAYDOWNS, INTEREST, FEES, ETC.

Contact:  ______________________________________________________________________

Street Address:  _______________________________________________________________

City, State, Zip Code:  ________________________________________________________

Phone Number:  _________________________________________________________________

FAX Number:  ___________________________________________________________________

BID LOAN NOTIFICATION:

Contact: _______________________________________________________________________

Street Address:  _______________________________________________________________

City, State, Zip Code:  ________________________________________________________

Phone Number:  _________________________________________________________________

FAX Number:  ___________________________________________________________________

PAYMENT INSTRUCTIONS:

Name of Bank where funds are to be transferred:

________________________________________________________________________________

Routing Transit/ABA number of Bank where funds are to be transferred:

________________________________________________________________________________

Name of Account, if applicable:

________________________________________________________________________________

Account Number:   ______________________________________________________________

Additional Information:    _____________________________________________________

________________________________________________________________________________

MAILINGS:

Please specify who should receive financial information:

Name:  _________________________________________________________________________

Street Address:  _______________________________________________________________

City, State, Zip Code:  ________________________________________________________

It is very important that all of the above information is accurately filled in and returned promptly. If there is someone other than yourself who should receive this questionnaire, please notify us of their name and FAX number and we will FAX them a copy of the questionnaire. If you have any questions, please call me on 212-552-7340.

                                                                       EXHIBIT C



                                    [FORM OF]

                            ASSIGNMENT AND ACCEPTANCE


                  Reference is made to the Amended and Restated Competitive Advance and Revolving Credit Facility Agreement dated as of January 15, 1997 (as in effect on the date hereof, the "Credit Agreement"), among MBNA America Bank, N.A., a Delaware corporation (the "Borrower"), the lenders parties thereto (the "Lenders") and The Chase Manhattan Bank, as agent for the Banks (in such capacity, the "Agent"). Terms defined in the Credit Agreement are used herein with the same meanings.

                  1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth on the second page hereof, the interests set forth on the second page hereof (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth on the second page hereof in the Commitment of the Assignor on the Effective Date and the Competitive Loans and Revolving Credit Loans owing to the Assignor which are outstanding on the Effective Date, together with unpaid interest accrued on the assigned Loans to the Effective Date and the amount, if any, set forth on the second page hereof of the Fees accrued to the Effective Date for the account of the Assignor. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.04(c) of the Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  2. This Assignment and Acceptance is being delivered to the Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.19(g) of the Credit Agreement, duly completed and executed by such Assignee, (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form of Exhibit B to the Credit Agreement and (iii) a processing and recordation fee of $2,500.

                  3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment
(may not be fewer than 5 Business
Days after the Date of Assignment):

                                                                                     Percentage Assigned of
                                                                                     Facility/Commitment (set forth,
                                                                                     to at least 8 decimals, as a
                                          Principal Amount Assigned (and             percentage of the Facility and
                                          identifying information as to              the aggregate Commitments of all
          Facility                        individual Competitive Loans)              Lenders thereunder)
          --------                        ------------------------------             --------------------------------

          Commitment Assigned:            $                                                         %

          Revolving Credit   Loans:

          Competitive Loans:

          Fees Assigned (if any):

          The terms set forth above and
          on the reverse side
          hereof are hereby agreed to:    Accepted */

          _______________, as Assignor    THE CHASE MANHATTAN BANK, as Agent,

          By:__________________________   By:__________________________
             Name:                            Name:
             Title:                           Title:

          _______________, as Assignee    MBNA AMERICA BANK, N.A.,
                                           as Borrower,

          By:__________________________   By:__________________________
             Name:                           Name:
             Title:                          Title:


__________________

*/  To be completed only if consents are required under Section 9.04(a).

                                                                    EXHIBIT B TO
                                                             AMENDMENT AGREEMENT


                                    [FORM OF]

                                     OPINION

                             MBNA America Bank N.A.

                                January 15, 1997


The Lenders Named in Schedule 2.01
  to the Credit Agreement referred to below

The Chase Manhattan Bank,
  as Agent under the Credit Agreement
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

                  I am Executive Vice President, General Counsel, and Secretary of MBNA Corporation ("MBNA") and Senior Executive Vice President, General Counsel and Secretary of MBNA America Bank, N.A. (the "Bank") and in that capacity have acted as counsel to the Bank in connection with (i) the Amendment Agreement (the "Agreement"), dated as of January 15, 1997, among the Bank, the Lenders listed in Schedule 2.01 thereto, and The Chase Manhattan Bank, as Agent, and (ii) the Amended and Restated Competitive Advance and Revolving Credit Facility Agreement attached as Exhibit A to the Agreement (the "Amended Credit Agreement"). This opinion is rendered to the Lenders and The Chase Manhattan Bank pursuant to Section 4(b) of the Agreement. Capitalized terms used herein but not otherwise defined have the meanings given such terms in the Agreement and the Amended Credit Agreement.

                  In my capacity as such counsel, I have examined and relied upon such records, documents, certificates, opinions and other matters as are in my judgment necessary or appropriate to render the opinions expressed herein. With respect to all documents examined by me I have assumed (i) the due authorization, execution and delivery by each of the parties thereto, other than the Bank, of the documents to which each is a party, and that each of such parties has the power and authority to execute, deliver and perform its obligations under each such document, (ii) the authenticity of all documents submitted to me as originals, (iii) the genuineness of all signatures, other than those of the Bank, on all documents I have examined, and (iv) that all documents submitted to me as copies conform with the original copies of those documents. In rendering the opinion set forth in paragraph 3 below I have assumed that the Agreement and the Amended Credit Agreement are valid and binding obligations of the parties thereto, except the Bank, and are enforceable against the parties thereto, except the Bank, in accordance with their terms.

                  Based on the foregoing and subject to the qualifications set forth herein, I am of the opinion that:

                  1. The Bank (i) is a national bank duly formed and validly existing under the laws of the United States, (ii) has all requisite power and authority to own its assets and to carry on its business as now conducted, except to the extent that the failure to do so would not have a Material Adverse Effect, (iii) is qualified to do business in every jurisdiction within the United States where such qualification is required, except to the extent that the failure to do so would not have a Material Adverse Effect, and (iv) has all requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement and the Amended Credit Agreement and to borrow funds thereunder.

                  2. The execution, delivery and performance by the Bank of the Agreement and the Amended Credit Agreement and the borrowings of the Bank thereunder (collectively, the "Transactions") will not (i) violate any requirement of law applicable to the Bank or any order known to me of any Governmental Authority, (ii) conflict with, or result in a breach of, any provision of any indenture, agreement or other instrument to which the Bank is a party or by which it or its property is or may be bound, which in the aggregate would reasonably be expected to have a Material Adverse Effect or (iii) result in the creation or imposition of any lien upon any property or assets of the Bank.

                  3. The Agreement and the Amended Credit Agreement have been duly authorized by all requisite corporate action of the Bank, and have been duly executed and delivered by the Bank and constitute valid and legally binding obligations of the Bank, enforceable against the Bank in accordance with their terms, subject to the effects of bankruptcy, insolvency, liquidation, receivership, conservatorship, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally, or of creditors of banks the accounts of which are insured by the Federal Deposit Insurance Corporation, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  4. No action, consent or approval of, registration or filing with, or any other action by, any Governmental Authority is or will be required in connection with the Transactions, except such as have been made or obtained and are in full force and effect.

                  5. Neither the Bank nor any of its subsidiaries is (i) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                  6. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or to my knowledge threatened against the Bank or any Subsidiary or against any of its or their respective properties (i) with respect to the Agreement, the Amended Credit Agreement or any other Loan Document or any of the transactions contemplated thereby or (ii) except as disclosed in MBNA's Annual Report on Form 10-K dated December 31, 1995, or in any subsequent report of MBNA on Form 10-Q or 8-K filed prior to the date of the Agreement, as to which there is a reasonable possibility of an adverse determination, which if determined adversely to the Bank, would reasonably be expected to result in a Material Adverse Effect.

                  In rendering the opinion set forth in paragraph 3 above I have relied as to matters of New York law solely upon the opinion of Simpson Thacher & Bartlett, subject to the qualifications set forth therein.

                  I am admitted to practice in the State of Maryland and express no opinion as to the laws of any other jurisdiction other than the federal laws of the United States of America.

                  This opinion may be relied upon by the Lenders and The Chase Manhattan Bank, as Agent. A copy of this opinion may be made available to a regulatory authority entitled to receive it or pursuant to a lawful subpoena. Without my prior written consent, this opinion may not be furnished to or quoted to, or relied upon by, any other person or entity for any purpose.

                                                  Very truly yours,


                                                  John W. Scheflen

                                                                    EXHIBIT C TO
                                                             AMENDMENT AGREEMENT



                                    [FORM OF]

                                     OPINION

                           Simpson Thacher & Bartlett


                                January 15, 1997

To: The Lenders named in Schedule I that are parties to the Credit Agreement referred to below

         The Chase Manhattan Bank, as Agent under said Credit
         Agreement

Ladies and Gentlemen:

                  We have acted as special New York counsel to MBNA America Bank, N.A., a national banking association (the "Borrower"), in connection with the preparation, execution and delivery of (i) the Amendment Agreement dated as of January 15, 1997 (the "Agreement"), among the Borrower, the Lenders parties thereto and The Chase Manhattan Bank, as Agent, and (ii) the Amended and Restated Competitive Advance and Revolving Credit Facility Agreement attached as Exhibit A to the Agreement (the "Amended Credit Agreement").

                  This opinion is delivered to you pursuant to Section 4(b) of the Agreement. Unless otherwise defined herein, terms defined in the Agreement and the Amended Credit Agreement and used herein shall have the meanings given to them in the Agreement and the Amended Credit Agreement.

                  In arriving at the opinion expressed below, we have examined the following documents:

                  (a) counterparts of (i) the Agreement and (ii) the Amended Credit Agreement, each signed by the Borrower and the Administrative Agent;

                  (b) a copy of the opinion letter of John W. Scheflen, Esq., Senior Executive Vice President, Cashier and Secretary of the Borrower, addressed to you and dated the date hereof, in respect of the Agreement, the Amended Credit Agreement and the other Loan Documents.

                  In rendering the opinion expressed below, we have assumed, with your permission, without independent investigation or inquiry, (i) the authenticity of all documents submitted to us

Simpson Thacher & Bartlett                                                     2



The Lenders Named in Schedule I, et al.                         January 15, 1997

as originals, (ii) the genuineness of all signatures on all documents that we examined and (iii) the conformity to authentic originals of documents submitted to us as certified, conformed or photostatic copies.

                  Insofar as our opinion expressed below relates to the matters set forth in paragraphs 1, 2, 3 (as to the due authorization, execution and delivery of the Agreement and the Amended Credit Agreement by the Borrower) and 4 of the above-mentioned opinion letter of John W. Scheflen, Esq., we have assumed without independent investigation the correctness of the matters set forth in such opinion, and our opinion is subject to the assumptions, qualifications and limitations set forth in such opinion letter.

                  Based upon the foregoing, and subject to the qualifications and comments stated herein, we are of the opinion that, insofar as the law of the State of New York is concerned, the Agreement and the Amended Credit Agreement constitute valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject to the effects of bankruptcy, insolvency, liquidation, receivership, conservatorship, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally or of creditors of banks the accounts of which are insured by the Federal Deposit Insurance Corporation, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  Our opinion is subject to the following qualifications:

                  1. We express no opinion as to Section 9.13(b) of the Credit Agreement insofar as it relates to an action brought in the United States District Court for the Southern District of New York and note that such matters may be raised by such court,

                  2. We express no opinion as to any indemnification obligations of the Borrower under the Credit Agreement to the extent such obligations might be deemed to be inconsistent with public policy.

                  3. We express no opinion as to the provisions of Sections 2.17 and 9.04(f) of the Credit Agreement purporting to grant to participants a right to set-off.

                  4. We express no opinion as to any provision of the Agreement or the Amended Credit Agreement that purports to establish an evidentiary standard for determinations by the

Simpson Thacher & Bartlett                                                     3



The Lenders Named in Schedule I, et al.                         January 15, 1997

Lenders or the Agent.

                  We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the law of the State of New York.

                  This opinion has been rendered solely for your benefit in connection with the Credit Agreement and the transactions contemplated thereby and may not be relied upon by you for any other purpose, or relied upon by or furnished to any other Person, firm or corporation without our prior written consent (except that this opinion may be furnished to any regulatory authority which is entitled to obtain it, and may be furnished pursuant to a lawful subpoena).

                                                  Very truly yours,

                                                                  CONFORMED COPY



                                    AMENDMENT AGREEMENT dated as of January 15,
                           1997, to the Competitive Advance and Revolving Credit Facility Agreement dated as of February 15, 1995, and as amended by the First Amendment dated as of December 27, 1995, (as amended, the "Credit Agreement") among MBNA AMERICA BANK, N.A. (the "Borrower"), the lenders listed in Annex I hereto under the captions "Departing Lenders" (the "Departing Lenders"), "Continuing Lenders (the "Continuing Lenders") and "Additional Lenders" (the "Additional Lenders" and, collectively, with the Departing Lenders and the Continuing Lenders, the "Lenders") and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank) as agent for the Lenders (in such capacity, the "Agent").

                  A. The Borrower, the Continuing Lenders, the Departing Lenders and the Agent are parties to the Credit Agreement.

                  B. The Departing Lenders wish to terminate all of their Commitments under the Credit Agreement and any applicable rights relating thereto except as otherwise specified herein.

                  C. The Borrower has requested, and the Continuing Lenders and the Additional Lenders have agreed, subject to the terms and conditions hereof, to amend and restate the Credit Agreement in the form of the credit agreement attached hereto as Exhibit A (the "Amended Credit Agreement").

                  D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

                  Accordingly, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment of Credit Agreement. The Credit Agreement (including all Exhibits and Schedules thereto) is hereby amended and restated, effective as of the Restatement Effective Date (as hereinafter defined), to read in its entirety as set forth in Exhibit A.

                  SECTION 2. Termination of Certain Commitments.

On and as of the Restatement Effective Date, subject to the conditions referred to in Section 4 hereof, (i) the Commitments of the then Departing Lenders shall automatically terminate, so that after giving effect to all such terminations, the Commitments will be held by the Continuing Lenders and Additional Lenders ratably in accordance with their Commitments, respectively, as set forth in
Schedule 2.01 of the Amended Credit Agreement, and (ii) the Departing Lenders shall cease to be parties to the Credit Agreement and shall be released from all further obligations thereunder and the Borrower shall be released from all further obligations to such Departing Lenders under the terms of the Credit Agreement. The foregoing shall not constitute a release of the obligations, that by their terms survive the repayment of the Loans and the termination of the Commitments, described in Sections 2.13(b), 2.13(c), 2.13(d), 2.13(e), 2.15 and
9.05 of the Credit Agreement.

                  SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to each Lender, on and as of the Restatement Effective Date, as follows:

                  (a) The representations and warranties set forth in Article III of the Amended Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (b) Immediately before and immediately after the effectiveness of this Amendment Agreement and the Amended Credit Agreement, no Default has occurred and is continuing.

                  (c) This Amendment Agreement and the Amended Credit Agreement (collectively, the "Amendment Documents") have been duly authorized, executed and delivered by the Borrower, and the Amendment Documents will, upon the Restatement Effective Date, be the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject to the effects of bankruptcy, insolvency, liquidation, receivership, conservatorship, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally, or of creditors of banks the accounts of which are insured by the Federal Deposit Insurance Corporation, general equitable principles

         (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                SECTION 4. Effectiveness. This Amendment Agreement shall become effective on January 15, 1997 (the "Restatement Effective Date") upon the satisfaction of the following conditions precedent:

                  (a) The Agent shall have received counterparts of this Amendment Agreement and the Amended Credit Agreement that, when taken together, bear the signatures of all the parties hereto and thereto.

                  (b) The Agent shall have received a favorable written opinion of John W. Scheflen, Esq., Senior Executive Vice President, General Counsel, Cashier and Secretary of the Borrower, and Simpson Thacher & Bartlett, counsel to the Borrower ("Borrower's Counsel"), each dated the Restatement Effective Date and addressed to the Lenders and satisfactory to the Lenders and to Cravath, Swaine & Moore, counsel for the Agent, to the effect set forth in Exhibit B and Exhibit C, respectively, and the Borrower hereby instructs such counsel to deliver such opinion to the Agent.

                  (c) All legal matters incident to this Amendment Agreement and the Amended Credit Agreement and the borrowings thereunder shall be reasonably satisfactory to the Lenders, the Borrower's Counsel and to Cravath, Swaine & Moore, counsel for the Agent.

                  (d) The Agent shall have received certified copies of the resolutions of the Board of Directors of the Borrower approving or authorizing approval of the execution and delivery of the Amendment Documents and the performance of the Credit Agreement as amended hereby.

                  (e) The Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the incumbency and signatures of the officer or officers of the Borrower signing the Amendment Documents.

                  (f) The Agent shall have received a certificate, dated the Restatement Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Article IV of the Amended Credit Agreement.

                  (g) The Agent shall have received all Fees and other amounts due and payable on or prior to the Restatement Effective Date.

                  (h) No Loans shall be outstanding under the Credit Agreement as of the Restatement Effective Date.

                  SECTION 5. APPLICABLE LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment Agreement, including, but not limited to, the reasonable fees and disbursements of Cravath, Swaine & Moore. The agreement set forth in this
Section 6 shall survive the termination of this Amendment Agreement and the Amended Credit Agreement and shall be subject to the provisions of the letter agreements, dated as of November 26, 1996, among the Borrower, the Agent and Chase Securities Inc.

                  SECTION 7. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the date first above written.


                                             MBNA AMERICA BANK, N.A.,

                                       by    /s/ Thomas D. Wren
                                             -----------------------------------
                                             Name:  Thomas D. Wren
                                             Title: Senior Executive Vice
                                                     President and Treasurer


                                             THE CHASE MANHATTAN BANK,

                                       by
                                             /s/ Roger A. Parker
                                             -----------------------------------
                                             Name:  Roger A. Parker
                                             Title: Vice President

                                                                              6
                                             BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION,
                                             individually and as
                                             Co-Syndication Agent,

                                       by    /s/ Charlene A. Davidson
                                             -----------------------------------
                                             Name:  Charlene A. Davidson
                                             Title: Managing Director


                                             MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK, individually and as
                                             Co-Syndication Agent,

                                       by    /s/ James Dwyer
                                             -----------------------------------
                                             Name:  James Dwyer
                                             Title: Vice President


                                             THE BANK OF NEW YORK, individually
                                             and as Co-Arranger,

                                       by    /s/ David G. Dobbins
                                             -----------------------------------
                                             Name:  David G. Dobbins
                                             Title: Vice President


                                             BARCLAYS BANK PLC, individually and
                                             as Co-Arranger,

                                       by    /s/ Karen M. Wagner
                                             -----------------------------------
                                             Name:  Karen M. Wagner
                                             Title: Associate Director

                                             DEUTSCHE BANK AG, NEW YORK
                                             AND/OR CAYMAN ISLAND BRANCHES,
                                             individually and as Co-Arranger,

                                       by    /s/ Gayma Z. Shivnarain
                                             -----------------------------------
                                             Name:  Gayma Z. Shivnarain
                                             Title: Vice President


                                       by    /s/ Dale F. Oberst
                                             -----------------------------------
                                             Name:  Dale F. Oberst
                                             Title: Associate


                                             NATIONSBANK OF TEXAS, N.A.,
                                             individually and as Co-Arranger,

                                       by    /s/ Kate Galletly
                                             -----------------------------------
                                             Name:  Kate Galletly
                                             Title: Senior Vice President


                                             ABN AMRO BANK N.V. NEW YORK
                                             BRANCH, individually and as
                                             Co-Agent,

                                       by    /s/ Victor J. Fennon
                                             -----------------------------------
                                             Name:  Victor J. Fennon
                                             Title: Vice President

                                       by
                                             /s/ David W. Eastep
                                             -----------------------------------
                                             Name:  David W. Eastep
                                             Title: Assistant Vice President


                                             CAISSE NATIONALE DE CREDIT
                                             AGRICOLE,

                                       by    /s/ Katherine L. Abbott
                                             -----------------------------------
                                             Name:  Katherine L. Abbott
                                             Title: First Vice President

                                             CIBC, INC., individually and as
                                             Co-Agent,

                                       by    /s/ Gerald J. Girardi
                                             -----------------------------------
                                             Name:  Gerald J. Girardi
                                             Title: Director, CIBC Wood Gundy


                                             COMMERZBANK AKTIENGESELLSCHAFT,
                                             individually and as Co-Agent,

                                       by    /s/ Juergen Schmieding
                                             -----------------------------------
                                             Name:  Juergen Schmieding
                                             Title: Vice President


                                       by    /s/ Andrew R. Campbell
                                             -----------------------------------
                                             Name:  Andrew R. Campbell
                                             Title: Assistant Treasurer


                                             CREDIT LYONNAIS NEW YORK BRANCH,
                                             individually and as Co-Agent,

                                       by    /s/ Renaud d'Herbes
                                             -----------------------------------
                                             Name:  Renaud d'Herbes
                                             Title: Senior Vice President


                                             CREDIT LYONNAIS CAYMAN ISLAND
                                             BRANCH, individually and as
                                             Co-Agent,

                                       by
                                             -----------------------------------
                                             Name:
                                             Title:

                                             THE FIRST NATIONAL BANK OF
                                             CHICAGO, individually and as
                                             Co-Agent,

                                       by    /s/ Robert E. O'Connell
                                             -----------------------------------
                                             Name:  Robert E. O'Connell
                                             Title: Authorized Agent
                                                    Vice President


                                             LLOYDS BANK, PLC, individually and
                                             as Co-Agent,

                                       by    /s/ Theodore R. Walser
                                             -----------------------------------
                                             Name:  Theodore R. Walser
                                             Title: Senior Vice President


                                       by    /s/ Stephen J. Attree
                                             -----------------------------------
                                             Name:  Stephen J. Attree
                                             Title: Assistant Vice President


                                             BANK OF TOKYO-MITSUBISHI TRUST
                                             COMPANY, individually and as
                                             Co-Agent,

                                       by    /s/ J. Bruce Meredith
                                             -----------------------------------
                                             Name:  J. Bruce Meredith
                                             Title: Senior Vice President
                                                    and Manager


                                             THE NORINCHUKIN BANK, individually
                                             and as Co-Agent,

                                       by    /s/ Ichiro Uchida
                                             -----------------------------------
                                             Name:  Ichiro Uchida
                                             Title: Joint General Manager

                                             SOCIETE GENERALE, individually and
                                             as Co-Agent,

                                       by    /s/ Emilio L. Martinez
                                             -----------------------------------
                                             Name:  Emilio L. Martinez
                                             Title: Vice President


                                             UNION BANK OF SWITZERLAND, NEW
                                             YORK BRANCH, individually and as
                                             Co-Agent,

                                       by    /s/ Didier Magloire
                                             -----------------------------------
                                             Name:  Didier Magloire
                                             Title: Vice President


                                       by    /s/ Robert Mendeles
                                             -----------------------------------
                                             Name:  Robert Mendeles
                                             Title: Vice President


                                             THE BANK OF NOVA SCOTIA,

                                       by    /s/ Paul A. Schultz
                                             -----------------------------------
                                             Name:  Paul A. Schultz
                                             Title: Vice President


                                             BANKERS TRUST COMPANY,

                                       by    /s/ Cynthia Berge-O'Keefe
                                             -----------------------------------
                                             Name:  Cynthia Berge-O'Keefe
                                             Title: Managing Director

                                             BAYERISCHE LANDESBANK CAYMAN
                                             ISLANDS BRANCH,

                                       by    /s/ Wilfried Freudenberger
                                             -----------------------------------
                                             Name:  Wilfried Freudenberger
                                             Title: Executive Vice President
                                                    and General Manager

                                       by    /s/ Peter Obermann
                                             -----------------------------------
                                             Name:  Peter Obermann
                                             Title: Senior Vice President
                                                    Manager Lending Division


                                             BAYERISCHE VEREINSBANK AG
                                             NEW YORK BRANCH,

                                       by    /s/ David McCollum
                                             -----------------------------------
                                             Name:  David McCollum
                                             Title: Vice President

                                       by    /s/ Mark Sadok
                                             -----------------------------------
                                             Name:  Mark Sadok
                                             Title: Vice President


                                             CORESTATES BANK, N.A.,

                                       by    /s/ Ward S. Johnson
                                             -----------------------------------
                                             Name:  Ward S. Johnson
                                             Title: Vice President

                                             CREDIT SUISSE,

                                       by    /s/ Bruce T. Miller
                                             -----------------------------------
                                             Name:  Bruce T. Miller
                                             Title: Member of Senior
                                                    Management

                                       by    /s/ Jay Chall
                                             -----------------------------------
                                             Name:  Jay Chall
                                             Title: Director


                                             THE DAI-ICHI KANGYO BANK,
                                             LIMITED, CHICAGO BRANCH,

                                       by    /s/ Seiichiro Ino
                                             -----------------------------------
                                             Name:  Seiichiro Ino
                                             Title: Vice President


                                             DEN DANSKE BANK,

                                       by    /s/ John A. O'Neill
                                             -----------------------------------
                                             Name:  John A. O'Neill
                                             Title: Vice President

                                       by    /s/ Sonia Kataria
                                             -----------------------------------
                                             Name:  Sonia Kataria
                                             Title: Vice President


                                             DG BANK DEUTSCHE
                                             GENOSSENSCHAFTSBANK,

                                       by    /s/ Bruce Ritz
                                             -----------------------------------
                                             Name:  Bruce Ritz
                                             Title: Vice President

                                       by    /s/ Karen A. Brinkman
                                             -----------------------------------
                                             Name:  Karen A. Brinkman
                                             Title: Vice President

                                             DRESDNER BANK AG,

                                       by    /s/ Jonathan J. Wallin
                                             -----------------------------------
                                             Name:  Jonathan J. Wallin
                                             Title: Assistant Vice President

                                       by    /s/ Richard G. Reilly
                                             -----------------------------------
                                             Name:  Richard G. Reilly
                                             Title: Vice President


                                             FIRST NATIONAL BANK OF MARYLAND,

                                       by    /s/ Marion I. Knott
                                             -----------------------------------
                                             Name:  Marion I. Knott
                                             Title: Vice President


                                             THE FUJI BANK LIMITED,

                                       by    /s/ Masanobu Kobayashi
                                             -----------------------------------
                                             Name:  Masanobu Kobayashi
                                             Title: Vice President and
                                                    Manager


                                             THE INDUSTRIAL BANK OF JAPAN
                                             LIMITED,

                                       by    /s/ Masahiro Ito
                                             -----------------------------------
                                             Name:  Masahiro Ito
                                             Title: Senior Vice President

                                             KREDIETBANK N.V.,

                                       by    /s/ Robert Snauffer
                                             -----------------------------------
                                             Name:  Robert Snauffer
                                             Title: Vice President

                                       by    /s/ Patrick Owens
                                             -----------------------------------
                                             Name:  Patrick Owens
                                             Title: Vice President


                                             MELLON BANK, N.A.,

                                       by    /s/ Gilbert Mateer
                                             -----------------------------------
                                             Name:  Gilbert Mateer
                                             Title: Vice President


                                             BANK OF MONTREAL,

                                       by    /s/ Inba Ponnusamy
                                             -----------------------------------
                                             Name:  Inba Ponnusamy
                                             Title: Director


                                             BANCA MONTE DEI PASCHI DI SIENA,
                                             SPA,

                                       by    /s/ G. Natalicchi
                                             -----------------------------------
                                             Name:  G. Natalicchi
                                             Title: Senior Vice President
                                                    and General Manager

                                       by    /s/ Brian R. Landy
                                             -----------------------------------
                                             Name:  Brian R. Landy
                                             Title: Vice President

                                             THE NORTHERN TRUST COMPANY,

                                       by    /s/ James F. T. Monhart
                                             -----------------------------------
                                             Name:  James F. T. Monhart
                                             Title: Vice President


                                             PNC BANK, N.A.,

                                       by    /s/ Emery D. Holloway
                                             -----------------------------------
                                             Name: Emery D. Holloway
                                             Title: Vice President


                                             ROYAL BANK OF CANADA,

                                       by    /s/ John F. Hopper
                                             -----------------------------------
                                             Name:  John F. Hopper
                                             Title: Manager


                                             ROYAL BANK OF SCOTLAND, PLC,

                                       by    /s/ Derek Bonnar
                                             -----------------------------------
                                             Name:  Derek Bonnar
                                             Title: Vice President


                                             THE SAKURA BANK, LIMITED,

                                       by    /s/ Yasumasa Kikuchi
                                             -----------------------------------
                                             Name:  Yasumasa Kikuchi
                                             Title: Senior Vice President


                                             THE SANWA BANK LIMITED,

                                       by    /s/ Frank Dattalo
                                             -----------------------------------
                                             Name:  Frank Dattalo
                                             Title: Assistant Vice President

                                             THE SUMITOMO BANK, LIMITED,
                                             NEW YORK BRANCH,

                                       by    /s/ Yoshinori Kawamura
                                             -----------------------------------
                                             Name:  Yoshinori Kawamura
                                             Title: Joint General Manager


                                             WESTDEUTSCHE LANDESBANK
                                             GIROZENTRALE, NEW YORK AND
                                             CAYMAN ISLAND BRANCHES,

                                       by    /s/ Lillian Tung Lum
                                             -----------------------------------
                                             Name:  Lillian Tung Lum
                                             Title: Vice President

                                       by    /s/ Laura Spichiger
                                             -----------------------------------
                                             Name:  Laura Spichiger
                                             Title: Associate


                                             THE YASUDA TRUST AND BANKING
                                             COMPANY, LIMITED,

                                       by    /s/ Rohn Laudenschlager
                                             -----------------------------------
                                             Name:  Rohn Laudenschlager
                                             Title: Senior Vice President


                                             WELLS FARGO BANK, formerly First
                                             Interstate Bank of California, as
                                             Departing Lender,

                                       by    /s/ David E. Grimes
                                             -----------------------------------
                                             Name:  David E. Grimes
                                             Title: Vice President

                                             BANQUE PARIBAS, as Departing
                                             Lender,

                                       by    /s/ Michel Priou
                                             -----------------------------------
                                             Name:  Michel Priou
                                             Title: Vice President

                                                                      ANNEX I TO
                                                             AMENDMENT AGREEMENT



Departing Lenders

Banque Paribas
Wells Fargo Bank


Continuing Lenders

The Chase Manhattan Bank
Bank of America NT&SA
Morgan Guaranty Trust Company of New York
The Bank of New York
Barclays BAnk PLC
Commerzbank AG Deutsche Bank AG
Lloyds Bank Plc NationsBank
ABN AMRO Bank N.V.
Bank of Tokyo-Mitsubishi Trust Company
CIBC, Inc. Credit Lyonnais The First
National Bank of Chicago
The Norinchukin Bank
Societe Generale Union Bank of Switzerland
The Sakura Bank, Limited
The Sumitomo Bank, Limited Westdeutsche
Landesbank Girozentrale Bankers Trust Company
The Industrial Bank of Japan, Limited
Mellon Bank, N.A.
The Royal Bank of Scotland plc
Bayerische Landesbank
The Dai-Ichi Kangyo Bank, Ltd.
DG Bank
The First National Bank of Maryland
The Fuji Bank, Limited
Kredietbank NV
The Yasuda Trust & Banking Co., Ltd.
Banca Monte dei Paschi di Siena SpA
Bank of Montreal
Bayerische Vereinsbank AG
Corestates Bank, N.A.
Credit Suisse
PNC Bank N.A.
Royal Bank of Canada
The Sanwa Bank, Limited
The Bank of Nova Scotia
The Northern Trust Company

Additional Lenders

Caisse Nationale de Credit Agricole
Den Danske Bank
Dresdner Bank AG